UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05822

MFS CHARTER INCOME TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report

November 30, 2020

     MFS® Charter Income Trust

MCR-ANN

MANAGED DISTRIBUTION POLICY DISCLOSURE

The MFS Charter Income Trust’s (the fund) Board of Trustees adopted a managed distribution policy. The fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. The primary purpose of the managed distribution policy is to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders. The amendment or termination of the managed distribution policy could have an adverse effect on the market price of the fund’s shares.

With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to Financial Statements for information regarding the tax character of the fund’s distributions.

Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. Any such returns of capital will decrease the fund’s total assets and, therefore, could have the effect of increasing the fund’s expense ratio. In addition, in order to make the level of distributions called for under its managed distribution policy, the fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

MFS® Charter Income Trust

New York Stock Exchange Symbol: MCR

Contact information	back cover

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year. The speedy development of vaccines and therapeutics later brightened the economic and market outlook, but a great deal of uncertainty remains as case counts in the United States and Europe remain very high and it is still unclear how quickly vaccines can be made widely available. In the United States, political uncertainty eased after former Vice President Joe Biden won the presidential election and the Democrats gained control of a closely divided Senate.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support.

Additional U.S. stimulus is anticipated with the Democrats in the White House and holding a majority in both houses of Congress. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of our global markets and economies. Guided by our long-term philosophy and adhering to our commitment to sustainable investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline and thoughtful risk management to create sustainable value for investors.

Respectfully,

Michael W. Roberge

Chief Executive Officer

MFS Investment Management

January 14, 2021

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure at value (v)

Fixed income sectors (i)
High Yield Corporates	62.5%
Emerging Markets Bonds	21.5%
Investment Grade Corporates	11.6%
Mortgage-Backed Securities	4.3%
Collateralized Debt Obligations	1.0%
Municipal Bonds	0.8%
Commercial Mortgage-Backed Securities	0.7%
Asset-Backed Securities	0.5%
Floating Rate Loans	0.2%
Non-U.S. Government Bonds	(7.7)%
U.S. Treasury Securities	(11.9)%

Portfolio facts (i)
Average Duration (d)	5.6
Average Effective Maturity (m)	7.4 yrs.

Portfolio structure reflecting equivalent exposure of derivative positions (i)

Composition including fixed income credit quality (a)(i)
AAA	2.7%
AA	5.9%
A	5.8%
BBB	19.1%
BB	38.5%
B	24.4%
CCC	10.8%
C	0.1%
D	0.1%
U.S. Government	6.6%
Federal Agencies	4.3%
Not Rated	(34.6)%
Non-Fixed Income	1.3%
Cash & Cash Equivalents (Less Liabilities)	(21.9)%
Other	36.9%

Portfolio Composition – continued

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes any equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

From time to time Cash & Cash Equivalents may be negative due to borrowings for leverage transactions and/or timing of cash receipts and disbursements.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of November 30, 2020.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended November 30, 2020, shares of the MFS Charter Income Trust (fund) provided a total return of 8.47%, at net asset value and a total return of 11.58%, at market value. This compares with a return of 7.17% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index. Over the same period, the fund’s other benchmark, the MFS Charter Income Trust Blended Index (Blended Index), generated a return of 6.77%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The performance commentary below is based on the net asset value performance of the fund, which reflects the performance of the underlying pool of assets held by the fund. The total return at market value represents the return earned by owners of the shares of the fund, which are traded publicly on the exchange.

Market Environment

Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and how quickly vaccines to guard against it can be manufactured and distributed at scale, as well as the public’s willingness to be inoculated.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in the federal funds rate remaining at low levels for a longer period. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in an oil price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group

Management Review – continued

later agreed on output cuts, with shale oil producers in the US also decreasing production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have, in many cases, halted share repurchases and cut dividends, while some firms have been forced to recapitalize. Conversely, some companies find themselves flush with liquidity, having borrowed preemptively during the worst of the crisis, only to end up with excess cash on their balance sheets.

Factors Affecting Performance

Relative to the Blended Index, the fund’s greater-than-benchmark allocation to the industrials sector, and its lesser-than-benchmark allocation to the treasury sector, supported relative performance. The fund’s yield curve (y) positioning, including its longer duration (d) stance, also contributed to relative performance as interest rates generally declined throughout the reporting period.

The fund employs leverage which has been created through the use of loan agreements with a bank. To the extent that investments are purchased through the use of leverage, the fund’s net asset value may increase or decrease at a greater rate than a comparable unleveraged fund. During the reporting period, the fund’s use of leverage benefited the fund’s performance.

Conversely, security selection within “BB” rated (r) bonds held back the fund’s relative performance.

Respectfully,

Portfolio Manager(s)

Robert Spector, Ward Brown, Philipp Burgener, David Cole, Pilar Gomez-Bravo, Andy Li, Henry Peabody, Robert Persons, Matt Ryan, Michael Skatrud, and Erik Weisman

Note to Shareholders: Effective December 31, 2019, Henry Peabody and Philipp Burgener were added as Portfolio Managers of the Fund and Joshua Marston was removed as a Portfolio Manager of the Fund. Effective June 30, 2021, Robert Persons will no longer be a Portfolio Manager of the Fund.

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s, and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.

Management Review – continued

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/20

The following chart presents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS Charter Income Trust

		Date		Price

Year Ended 11/30/20	Net Asset Value	11/30/20		$8.91
		11/30/19		$8.94
	New York Stock Exchange Price	11/30/20		$8.53
		8/17/20	(high) (t)	$8.74
		3/18/20	(low) (t)	$5.80
		11/30/19		$8.32

Total Returns vs Benchmark(s)

Year Ended 11/30/20	MFS Charter Income Trust at
	New York Stock Exchange Price (r)	11.58%
	Net Asset Value (r)	8.47%
	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	7.17%
	MFS Charter Income Trust Blended Index (f)(w)	6.77%
	Bloomberg Barclays U.S. Credit Bond Index (f)	9.17%
	Bloomberg Barclays U.S. Government/Mortgage Bond Index (f)	6.16%
	FTSE World Government Bond Non-Dollar Hedged Index (f)	3.64%
	JPMorgan Emerging Markets Bond Index Global (f)	5.96%

(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of all distributions.

(t)	For the period December 1, 2019 through November 30, 2020.

(w)

As of November 30, 2020, the MFS Charter Income Trust Blended Index (a custom index) was comprised of 42% Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 20% Bloomberg Barclays U.S. Government/Mortgage Bond Index, 15.2% FTSE World Government Bond Non-Dollar Hedged Index, 12.8% JPMorgan Emerging Markets Bond Index Global, and 10% Bloomberg Barclays U.S. Credit Bond Index.

Performance Summary – continued

Benchmark Definition(s)

Bloomberg Barclays U.S. Credit Bond Index  (a) – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

Bloomberg Barclays U.S. Government/Mortgage Bond Index (a) – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (a) – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

FTSE World Government Bond Non-Dollar Hedged Index (b) – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

(a)

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

(b)	©2018 FTSE Fixed Income LLC. All rights reserved.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s concurrent liquidation.

The fund’s target annual distribution rate is calculated based on an annual rate of

8.00% of the fund’s average monthly net asset value, not a fixed share price, and the fund’s dividend amount will fluctuate with changes in the fund’s average monthly net assets.

Net asset values and performance results based on net asset value per share do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Statement of Assets and Liabilities or the Financial Highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL INVESTMENT TYPES AND PRINCIPAL RISKS

Investment Objective

The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in Debt instruments.

MFS normally invests the fund’s assets in corporate bonds of U.S. and/or foreign issuers, U.S. Government securities, foreign government securities, mortgage-backed securities and other securitized instruments of U.S. and/or foreign issuers, and/or debt instruments of issuers located in emerging market countries. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories.

MFS may invest up to 100% of the fund’s assets in below investment grade quality debt instruments.

MFS normally invests the fund’s assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry, sector, country, or region.

The fund seeks to make a monthly distribution at an annual fixed rate of 8.00% of the fund’s average monthly net asset value.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.

MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of the issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features may also be considered. In structuring the fund, MFS also considers top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors, and risk management factors.

The fund may use leverage by borrowing up to 33 1/3% of the fund’s assets, including borrowings for investment purposes, and investing the proceeds pursuant to its investment strategies. If approved by the fund’s Board of Trustees, the fund may use leverage by other methods.

Investment Objective, Principal Investment Strategies, Principal Investment Types and Principal Risks – continued

MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.

Principal Investment Types

The principal investment types in which the fund may invest are:

Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed, or other instruments believed to have debt-like characteristics. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Debt instruments generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. During certain market conditions, debt instruments in some or many segments of the debt market can trade at a negative interest rate (i.e., the price to purchase the debt instrument is more than the present value of expected interest payments and principal due at the maturity of the instrument). Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed securities and other securitized instruments, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Corporate Bonds: Corporate bonds are debt instruments issued by corporations or similar entities.

U.S. Government Securities: U.S. Government securities are securities issued or guaranteed as to the payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of securitized instruments guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity.

Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Investment Objective, Principal Investment Strategies, Principal Investment Types and Principal Risks – continued

Securitized Instruments: Securitized instruments are debt instruments that generally provide payments of principal and interest based on the terms of the instrument and cash flows generated by the underlying assets. Underlying assets include residential and commercial mortgages, debt instruments, loans, leases, and receivables. Securitized instruments are issued by trusts or other special purpose entities that hold the underlying assets. Certain securitized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Securitized instruments include mortgage-backed securities, collateralized debt obligations, and other asset-backed securities. Certain mortgage-backed securities are issued on a delayed delivery or forward commitment basis where payment and delivery take place at a future date.

Derivatives: Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, swaps, and certain complex structured securities.

Principal Risks

The share price of the fund will change daily based on changes in market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The significance of any specific risk to an investment in the fund will vary over time depending on the composition of the fund’s portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the fund.

The principal risks of investing in the fund are:

Investment Selection Risk: MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, MFS or the fund’s other service providers may experience disruptions or operating errors that could negatively impact the fund.

Debt Market Risk: Debt markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets, or debt markets generally. Certain changes or events, such as political, social, or economic developments, including increasing and negative interest rates or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government

Investment Objective, Principal Investment Strategies, Principal Investment Types and Principal Risks – continued

shutdown); market closures and/or trading halts; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or a segment of a debt market.

Interest Rate Risk: The price of a debt instrument typically changes in response to interest rate changes. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. The price of an instrument trading at a negative interest rate responds to interest rate changes like other debt instruments; however, an instrument purchased at a negative interest rate is expected to produce a negative return if held to maturity. Changes in government and/or central bank monetary policy may affect the level of interest rates.

Credit Risk: The price of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument’s credit rating is downgraded by a credit rating agency, or based on other changes in, or perceptions of, the financial condition of the issuer or borrower. For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including securitized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult.

Below investment grade quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for below investment grade quality debt instruments can be less liquid, especially during periods of recession or general market decline.

Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public

Investment Objective, Principal Investment Strategies, Principal Investment Types and Principal Risks – continued

health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, or other confiscation, the fund could lose its entire foreign investment in a particular country. Economies and financial markets are interconnected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions. Less stringent regulatory, accounting, auditing, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries as well as affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those tied economically to emerging and frontier markets (emerging markets that are early in their development), more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions than the U.S. market.

Emerging Markets Risk: Investments tied economically to emerging markets, especially frontier markets, can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets typically have less developed economies and markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, less trading volume, less stringent investor protection and disclosure standards, and more government involvement in the economy than developed countries. Emerging markets can also be subject to greater political, social, geopolitical, and economic instability and more susceptible to environmental problems. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Currency Risk: Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries. In addition, a decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls,

Investment Objective, Principal Investment Strategies, Principal Investment Types and Principal Risks – continued

and other political or regulatory conditions in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.

Focus Risk: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. These conditions include business environment changes; economic factors such as fiscal, monetary, and tax policies; inflation and unemployment rates; and government and regulatory changes. The fund’s performance will be affected by the conditions in the industries, sectors, countries and regions to which the fund is exposed.

Prepayment/Extension Risk: Many types of debt instruments, including mortgage-backed securities, securitized instruments, certain corporate bonds, and municipal housing bonds, and certain derivatives, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Leveraging Risk: If the fund utilizes investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. The use of leverage is a speculative investment technique that results in greater volatility in the fund’s net asset value. To the extent that investments are purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. If the investment income or gains earned from the investments purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, fails to cover the expenses of leveraging, the fund’s net asset value is likely to decrease more quickly than if the fund weren’t leveraged. In addition, the fund’s distributions could be reduced. The fund is currently required under the 1940 Act to maintain asset coverage of 200% on outstanding preferred shares and 300% on outstanding indebtedness. The fund may be required to sell a portion of its investments at a time when it may be disadvantageous to do so in order to redeem preferred shares or to reduce outstanding indebtedness to comply with asset coverage or other restrictions including those imposed by the 1940 Act and the rating agencies that rate the preferred shares. The expenses of leveraging are paid by the holders of common shares. Borrowings from a bank or preferred shares may have a stated maturity. If this leverage is not extended prior to maturity or replaced with the same or a different form of leverage, distributions to common shareholders may be decreased.

Investment Objective, Principal Investment Strategies, Principal Investment Types and Principal Risks – continued

Certain transactions and investment strategies can result in leverage. Because movements in a fund’s share price generally correlate over time with the fund’s net asset value, the market price of a leveraged fund will also tend to be more volatile than that of a comparable unleveraged fund. The costs of an offering of preferred shares and/or borrowing program would be borne by shareholders.

Under the terms of any loan agreement or of a purchase agreement between the fund and the investor in the preferred shares, as the case may be, the fund may be required to, among other things, limit its ability to pay distributions in certain circumstances, incur additional debts, engage in certain transactions, and pledge some or all of its assets. Such agreements could limit the fund’s ability to pursue its investment strategies. The terms of any loan agreement or purchase agreement could be more or less restrictive than those described.

Under guidelines generally required by a rating agency providing a rating for any preferred shares, the fund may be required to, among other things, maintain certain asset coverage requirements, restrict certain investments and practices, and adopt certain redemption requirements relating to preferred shares. Such guidelines or the terms of a purchase agreement between a fund and the investor in the preferred shares could limit the fund’s ability to pursue its investment strategies. The guidelines imposed with respect to preferred shares by a rating agency or an investor in the preferred shares could be more or less restrictive than those described.

Managed Distribution Plan Risk: The fund may not be able to maintain a monthly distribution at an annual fixed rate of up to 8.00% of the fund’s average monthly net asset value due to many factors, including but not limited to, changes in market returns, fluctuations in market interest rates, and other factors. If income from the fund’s investments is less than the amount needed to make a monthly distribution, portfolio investments may be sold at less than opportune times to fund the distribution. Distributions that are treated as tax return of capital will have the effect of reducing the fund’s assets and could increase the fund’s expense ratio. If a portion of the fund’s distributions represents returns of capital over extended periods, the fund’s assets may be reduced over time to levels where the fund is no longer viable and might be liquidated.

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not change as expected relative to the value of the market or other indicator to which the derivative is intended to provide exposure, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Anti-Takeover Provisions Risk: The fund’s declaration of trust includes provisions that could limit the ability of other persons or entities to acquire control of the fund, to

Investment Objective, Principal Investment Strategies, Principal Investment Types and Principal Risks – continued

convert the fund to an open-end fund, or to change the composition of the fund’s Board of Trustees. These provisions could reduce the opportunities for shareholders to sell their shares at a premium over the then-current market price.

Market Discount/Premium Risk: The market price of shares of the fund will be based on factors such as the supply and demand for shares in the market and general market, economic, industry, political or regulatory conditions. Whether shareholders will realize gains or losses upon the sale of shares of the fund will depend on the market price of shares at the time of the sale, not on the fund’s net asset value. The market price may be lower or higher than the fund’s net asset value. Shares of closed-end funds frequently trade at a discount to their net asset value.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction. If a counterparty or third party fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the fund could miss investment opportunities, lose value on its investments, or otherwise hold investments it would prefer to sell, resulting in losses for the fund.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. At times, all or a significant portion of a market may not have an active trading market. Without an active trading market, it may be difficult to value, and it may not be possible to sell, these investments and the fund could miss other investment opportunities and hold investments it would prefer to sell, resulting in losses for the fund. In addition, the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs, which could result in dilution of remaining investors’ interests in the fund. The prices of illiquid securities may be more volatile than more liquid investments.

Defensive Investing Risk: When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Frequent Trading Risk: Frequent trading increases transaction costs, which may reduce the fund’s return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-advantaged or tax-exempt vehicle.

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the Securities and Exchange Commission (the “SEC”). It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the Investment Company Act of 1940 (the “1940 Act”), on fund total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. The table below assumes the fund’s continued use of line of credit borrowings (“leverage”), as applicable, as of November 30, 2020, as a percentage of total assets (including assets attributable to such leverage), the estimated annual effective interest expense rate payable by the fund on such line of credit borrowings (based on market conditions as of November 30, 2020), and the annual return that the fund’s portfolio would need to experience (net of expenses) in order to cover such costs. The information below does not reflect the fund’s possible use of certain other forms of economic leverage through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, if any.

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with line of credit borrowings used by the fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Line of Credit Borrowings as a Percentage of Total Assets (Including Assets Attributable to Leverage)	20.22%
Estimated Annual Effective Rate of Interest Expense on Line of Credit Borrowings	0.80%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense on Line of Credit Borrowings	0.16%

Assumed Return on Portfolio (Net of Expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Corresponding Return to Shareholder	-12.74%	-6.47%	-0.20%	6.07%	12.33%

Fund total return is composed of two elements – the distributions paid by the fund to fund shareholders (the amount of which is largely determined by the net investment income of the fund after paying interest and other expenses on any line of credit borrowings and expenses on any other forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the fund owns. As required by SEC rules, the table assumes that the fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. The table reflects hypothetical performance of the fund’s portfolio and not the actual performance of the fund’s shares, the value of which is determined by market forces and other factors.

Should the fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the fund and invested in accordance with the fund’s investment objectives and policies. The fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

PORTFOLIO MANAGERS’ PROFILES

Portfolio Manager	Primary Role	Since	Title and Five Year History
Robert Spector	Lead and Debt Instruments Portfolio Manager	2015	Investment Officer of MFS; employed in the investment management area of MFS since 2011.

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2005.

Philipp Burgener	Structured Securities Portfolio Manager	2019	Investment Officer of MFS; employed in the investment management area of MFS since 2003.

David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment management area of MFS since 2004.

Pilar Gomez-Bravo	Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment management area of MFS since 2013.

Andy Li	Investment Grade Debt Instruments Portfolio Manager	2019	Investment Officer of MFS; employed in the investment management area of MFS since 2018; Portfolio Manager of Man GLG from 2014 to 2018.

Henry Peabody	Investment Grade Debt Instruments Portfolio Manager	2019	Investment Officer of MFS; employed in the investment management area of MFS since July 2019; Portfolio Manager and Analyst at Eaton Vance Management from 2014 to 2019.

Robert Persons	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment management area of MFS since 2000.

Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment management area of MFS since 1997.

Michael Skatrud	Below Investment Grade Debt Instruments Portfolio Manager	2018	Investment Officer of MFS; employed in the investment management area of MFS since 2013.

Erik Weisman	Sovereign Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2002.

Portfolio Managers’ Profiles – continued

The following information is a summary of certain changes since November 30, 2019. This information may not reflect all of the changes that have occurred since you purchased this fund.

Effective December 31, 2019, Henry Peabody and Philipp Burgener were added as Portfolio Managers of the Fund and Joshua Marston was no longer a Portfolio Manager of the Fund. Effective June 30, 2021, Robert Persons will no longer be a Portfolio Manager of the Fund.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. The tax status of dividends and capital gain distributions does not change whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

If your shares are held directly with the Plan Agent, you may withdraw from the Plan at any time by going to the Plan Agent’s Web site at www.computershare.com/investor, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 505005, Louisville, KY 40233-5005. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s Web site at www.computershare.com/investor, or by writing to the Plan Agent at P.O. Box 505005, Louisville, KY 40233-5005.

PORTFOLIO OF INVESTMENTS

11/30/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Bonds - 119.4%
Aerospace - 1.7%
Bombardier, Inc., 7.5%, 3/15/2025 (n)	$993,000	$856,463
Bombardier, Inc., 7.875%, 4/15/2027 (n)	530,000	451,825
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)	525,000	480,375
Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025 (n)	112,000	124,668
Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027	140,000	156,612
L3Harris Technologies, Inc., 3.85%, 6/15/2023	213,000	230,293
Moog, Inc., 4.25%, 12/15/2027 (n)	1,355,000	1,396,124
TransDigm, Inc., 6.5%, 7/15/2024	1,320,000	1,339,800
TransDigm, Inc., 6.25%, 3/15/2026 (n)	15,000	15,900
TransDigm, Inc., 6.375%, 6/15/2026	900,000	934,830
TransDigm, Inc., 5.5%, 11/15/2027	570,000	588,240

		$6,575,130
Asset-Backed & Securitized - 2.2%
ALM Loan Funding, CLO, 2015-16A, “BR2”, FLR, 2.137% (LIBOR - 3mo. + 1.9%), 7/15/2027 (n)	$1,120,000	$1,103,958
Bancorp Commercial Mortgage Trust, 2018-CRE4, “D”, FLR, 2.241% (LIBOR - 1mo. + 2.1%), 9/15/2035 (n)	491,000	463,784
Bancorp Commercial Mortgage Trust, 2019-CRE6, “A”, FLR, 1.191% (LIBOR - 1mo. + 1.05%), 9/15/2036 (n)	124,503	123,696
Barclays Commercial Mortgage Securities LLC, 2020-C7, “XA”, 1.745%, 4/15/2053 (i)	1,997,142	222,519
Bayview Financial Revolving Mortgage Loan Trust, FLR, 1.746% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	236,239	244,767
Benchmark Mortgage Trust, 2019-B12, “A5”, 3.115%, 8/15/2052	327,000	367,368
Benchmark Mortgage Trust, 2020-B18, “XA”, 1.919%, 7/15/2053 (i)	3,395,403	413,056
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	444,883	450,009
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	145,419	149,727
Capital Automotive, 2020-1A, “B1”, REIT, 4.17%, 2/15/2050 (n)	437,500	455,659
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)	97,081	98,065
CF Hippolyta Issuer LLC, 2020-1, “B1”, 2.28%, 7/15/2060 (n)	97,081	98,212
Commercial Mortgage Pass-Through Certificates, 2020-BN28, “A4”, 1.844%, 3/15/2063	115,359	117,789

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Commercial Mortgage Pass-Through Certificates, 2020-BN29, “A4”, 1.997%, 11/15/2053		$516,973	$532,865
Crest Ltd., CDO, 0.001%, (0.001% cash or 7% PIK) 1/28/2040 (a)(p)		3,257,291	60,100
Fort CRE LLC, 2018-1A, “A1”, FLR, 1.496% (LIBOR - 1mo. + 1.35%), 11/16/2035 (n)		290,500	287,714
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 1.917% (LIBOR - 3mo. + 1.7%), 7/18/2031 (n)		940,000	906,491
KKR Real Estate Financial Trust, Inc., 2018-FL1, “A”, FLR, 1.243% (LIBOR - 1mo. + 1.1%), 6/15/2036 (n)		385,000	383,321
Loomis, Sayles & Co., CLO, 2015-2A, “A1R”, FLR, 1.136% (LIBOR - 3mo. + 0.9%), 4/15/2028 (n)		1,051,512	1,045,625
MF1 CLO Ltd., 2019-FL2, “A”, FLR, 1.28% (LIBOR - 1mo. + 1.13%), 12/25/2034 (n)		288,000	284,506
MF1 CLO Ltd., 2020-FL3, “AS”, FLR, 2.99% (LIBOR - 1mo. + 2.85%), 7/15/2035 (z)		428,000	431,476
Securitized Term Auto Receivable Trust, 2019-CRTA, “B”, 2.453%, 3/25/2026 (n)		245,238	249,850
Securitized Term Auto Receivable Trust, 2019-CRTA, “C”, 2.849%, 3/25/2026 (n)		314,963	321,804

			$8,812,361
Automotive - 2.1%
Adient Global Holdings Ltd., 4.875%, 8/15/2026 (n)		$615,000	$620,197
Adient U.S. LLC, 7%, 5/15/2026 (n)		80,000	86,600
Allison Transmission, Inc., 4.75%, 10/01/2027 (n)		170,000	179,860
Allison Transmission, Inc., 5.875%, 6/01/2029 (n)		365,000	406,975
American Axle & Manufacturing, Inc., 6.25%, 3/15/2026		320,000	327,200
Daimler AG, 0.75%, 9/10/2030	EUR	100,000	123,229
Dana, Inc., 5.5%, 12/15/2024		$80,000	81,656
Dana, Inc., 5.375%, 11/15/2027		484,000	514,855
Dana, Inc., 5.625%, 6/15/2028		166,000	179,072
Delphi Automotive PLC, 1.5%, 3/10/2025	EUR	125,000	157,268
Ferrari N.V., 1.5%, 5/27/2025		262,000	321,338
General Motors Financial Co., Inc., 2.35%, 9/03/2025	GBP	175,000	240,608
Hyundai Capital America, 6.375%, 4/08/2030 (n)		$450,000	587,361
IAA Spinco, Inc., 5.5%, 6/15/2027 (n)		1,245,000	1,313,475
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)		740,000	762,903
Lear Corp., 3.8%, 9/15/2027		162,000	178,419
Panther BR Aggregator 2 LP/Panther Finance Co., Inc., 8.5%, 5/15/2027 (n)		1,105,000	1,189,256
PM General Purchaser LLC, 9.5%, 10/01/2028 (n)		320,000	348,800
Volkswagen International Finance N.V., 0.875%, 9/22/2028	EUR	100,000	123,314

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Automotive - continued
Volkswagen International Finance N.V., 3.5% to 3/20/2030, FLR (EUR Swap Rate - 15yr. + 3.06%) to 3/20/2050, FLR (EUR Swap Rate - 15yr. + 3.81%) to 12/31/2164	EUR	200,000	$249,306
Volkswagen International Finance N.V., 3.5% to 6/17/2025, FLR (EUR Swap Rate - 5yr. + 3.746%) to 6/17/2030, FLR (EUR Swap Rate - 5yr. + 3.996%) to 6/17/2045, FLR (EUR Swap Rate - 5yr. + 4.746%) to 12/31/2099		200,000	251,686

			$8,243,378
Broadcasting - 2.1%
Diamond Sports Group LLC/Diamond Sports Finance Co., 6.625%, 8/15/2027 (n)		$110,000	$63,080
Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/2026 (n)		220,000	170,500
Discovery, Inc., 4.125%, 5/15/2029		78,000	91,163
iHeartCommunications, Inc., 6.375%, 5/01/2026 (n)		390,000	412,912
iHeartCommunications, Inc., 8.375%, 5/01/2027		445,000	472,087
iHeartCommunications, Inc., 5.25%, 8/15/2027 (n)		165,000	169,125
MMS USA Financing, Inc., 1.75%, 6/13/2031	EUR	100,000	129,603
Netflix, Inc., 5.875%, 2/15/2025		$1,450,000	1,656,625
Netflix, Inc., 3.625%, 6/15/2025 (n)		805,000	853,300
Netflix, Inc., 5.875%, 11/15/2028		500,000	603,840
Netflix, Inc., 5.375%, 11/15/2029 (n)		190,000	226,870
Nexstar Escrow Corp., 5.625%, 7/15/2027 (n)		950,000	1,012,937
Prosus N.V., 1.539%, 8/03/2028	EUR	150,000	183,812
Prosus N.V., 3.68%, 1/21/2030 (n)		$413,000	450,395
WMG Acquisition Corp., 2.75%, 7/15/2028 (n)	EUR	550,000	672,601
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)		$1,184,000	1,224,599

			$8,393,449
Brokerage & Asset Managers - 0.7%
Deutsche Boerse AG, 1.25% to 6/17/2027, FLR (EUR Swap Rate -5yr. + 1.681%) to 6/16/2047	EUR	100,000	$121,244
Euroclear Investments S.A., 2.625% to 4/11/2028, FLR (EUR Swap Rate - 5yr. + 1.659%) to 4/11/2048		100,000	131,959
Intercontinental Exchange, Inc., 3%, 9/15/2060		$208,000	220,459
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)		1,580,000	1,619,500
Raymond James Financial, 4.65%, 4/01/2030		227,000	279,218
Vivion Investments, 3%, 8/08/2024	EUR	200,000	232,009

			$2,604,389
Building - 4.3%
ABC Supply Co., Inc., 5.875%, 5/15/2026 (n)		$1,265,000	$1,317,181
ABC Supply Co., Inc., 4%, 1/15/2028 (n)		1,000,000	1,037,500

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Building - continued
Beacon Escrow Corp., 4.875%, 11/01/2025 (n)		$1,057,000	$1,071,269
Beacon Roofing Supply, Inc., 4.5%, 11/15/2026 (n)		390,000	406,088
CEMEX S.A.B. de C.V., 7.375%, 6/05/2027 (n)		200,000	224,440
Core & Main LP, 8.625%, (8.625% cash or 9.375% PIK) 9/15/2024 (n)(p)		305,000	312,308
Core & Main LP, 6.125%, 8/15/2025 (n)		1,012,000	1,037,300
Cornerstone Building Brands, Inc., 8%, 4/15/2026 (n)		560,000	589,764
Cornerstone Building Brands, Inc., 6.125%, 1/15/2029 (n)		160,000	168,800
CP Atlas Buyer, Inc., 7%, 12/01/2028 (n)		269,000	278,415
CRH America Finance, Inc., 4.5%, 4/04/2048 (n)		205,000	256,343
HD Supply, Inc., 5.375%, 10/15/2026 (n)		875,000	927,500
Holcim Finance (Luxembourg) S.A., 0.5%, 4/23/2031	EUR	125,000	149,266
Interface, Inc., 5.5%, 12/01/2028 (n)		$535,000	553,056
James Hardie International Finance Ltd., 4.75%, 1/15/2025 (n)		205,000	209,613
James Hardie International Finance Ltd., 5%, 1/15/2028 (n)		730,000	771,975
Masco Corp., 2%, 10/01/2030		494,000	501,197
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/2026 (n)		1,096,000	1,130,250
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)		407,000	443,630
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)		935,000	1,014,475
PriSo Acquisition Corp., 9%, 5/15/2023 (n)		652,000	653,956
Specialty Building Products Holdings LLC, 6.375%, 9/30/2026 (n)		455,000	473,200
SRM Escrow Issuer LLC, 6%, 11/01/2028 (n)		540,000	560,250
SRS Distribution, Inc., 8.25%, 7/01/2026 (n)		455,000	482,300
Standard Industries, Inc., 2.25%, 11/21/2026 (n)	EUR	370,000	443,857
Standard Industries, Inc., 2.25%, 11/21/2026		255,000	305,901
Standard Industries, Inc., 4.375%, 7/15/2030 (n)		$700,000	740,250
Standard Industries, Inc., 3.375%, 1/15/2031 (n)		334,000	335,253
Vulcan Materials Co., 3.5%, 6/01/2030		137,000	156,503
White Cap Buyer LLC, 6.875%, 10/15/2028 (n)		430,000	457,492

			$17,009,332
Business Services - 1.9%
Ascend Learning LLC, 6.875%, 8/01/2025 (n)		$775,000	$798,250
CDK Global, Inc., 4.875%, 6/01/2027		890,000	937,014
Euronet Worldwide, Inc., 1.375%, 5/22/2026	EUR	200,000	236,146
Fidelity National Information Services, Inc., 3.875%, 6/05/2024		$146,000	160,702
Fiserv, Inc., 4.4%, 7/01/2049		95,000	126,033
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)		265,000	277,256
Iron Mountain, Inc., 5.25%, 7/15/2030 (n)		323,000	343,995
Iron Mountain, Inc., REIT, 4.875%, 9/15/2027 (n)		625,000	647,656
MSCI, Inc., 4.75%, 8/01/2026 (n)		845,000	876,688
NXP Semiconductors N.V., 3.4%, 5/01/2030 (n)		331,000	373,762

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Business Services - continued
Refinitiv U.S. Holdings, Inc., 8.25%, 11/15/2026 (n)		$280,000	$305,200
Switch, Ltd., 3.75%, 9/15/2028 (n)		581,000	589,474
Tencent Holdings Ltd., 3.8%, 2/11/2025		700,000	768,789
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)		820,000	890,725

			$7,331,690
Cable TV - 5.9%
Cable One, Inc., 4%, 11/15/2030 (n)		$215,000	$223,869
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)		1,575,000	1,632,094
CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027 (n)		2,020,000	2,109,385
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)		2,035,000	2,159,033
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)		745,000	785,044
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 6.384%, 10/23/2035		135,000	188,248
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.8%, 3/01/2050		101,000	120,605
CSC Holdings LLC, 5.5%, 5/15/2026 (n)		1,275,000	1,326,000
CSC Holdings LLC, 5.5%, 4/15/2027 (n)		2,665,000	2,812,907
CSC Holdings LLC, 5.75%, 1/15/2030 (n)		535,000	579,138
DISH DBS Corp., 5.875%, 11/15/2024		725,000	771,063
DISH DBS Corp., 7.75%, 7/01/2026		695,000	793,169
Eutelsat S.A., 2.25%, 7/13/2027	EUR	200,000	256,410
Eutelsat S.A., 1.5%, 10/13/2028		200,000	241,022
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023 (a)(d)		$495,000	332,888
Intelsat Jackson Holdings S.A., 9.75%, 7/15/2025 (a)(d)(n)		295,000	209,450
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)		570,000	619,647
SES S.A., 1.625%, 3/22/2026	EUR	100,000	126,462
SES S.A., 2%, 7/02/2028		111,000	141,389
Sirius XM Holdings, Inc., 4.625%, 7/15/2024 (n)		$1,055,000	1,092,853
Sirius XM Holdings, Inc., 5.5%, 7/01/2029 (n)		765,000	839,587
Telenet Finance Luxembourg S.A., 3.5%, 3/01/2028	EUR	400,000	495,505
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)		$1,000,000	1,070,500
Telesat Holdings, Inc., 6.5%, 10/15/2027 (n)		655,000	674,650
Time Warner Cable, Inc., 4.5%, 9/15/2042		119,000	137,285
Videotron Ltd., 5.375%, 6/15/2024 (n)		360,000	399,676
Videotron Ltd., 5.125%, 4/15/2027 (n)		1,750,000	1,852,812
Ziggo Bond Finance B.V., 4.25%, 1/15/2027	EUR	360,000	448,489
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)		$915,000	969,900

			$23,409,080

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Chemicals - 1.0%
Axalta Coating Systems Ltd., 4.75%, 6/15/2027 (n)		$300,000	$316,500
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)		610,000	598,690
Element Solutions, Inc., 3.875%, 9/01/2028 (n)		540,000	550,530
Ingevity Corp., 3.875%, 11/01/2028 (n)		678,000	686,475
LYB International Finance III, LLC, 4.2%, 5/01/2050		139,000	161,726
Sasol Financing (USA) LLC, 6.5%, 9/27/2028		200,000	207,100
SPCM S.A., 4.875%, 9/15/2025 (n)		710,000	732,223
Starfruit Finance Co./Starfruit U.S. Holding Co. LLC, 8%, 10/01/2026 (n)		575,000	615,969

			$3,869,213
Computer Software - 0.8%
Camelot Finance S.A., 4.5%, 11/01/2026 (n)		$1,030,000	$1,077,637
Dell International LLC/EMC Corp., 5.85%, 7/15/2025 (n)		135,000	160,664
Dell International LLC/EMC Corp., 4.9%, 10/01/2026 (n)		421,000	493,654
Microsoft Corp., 2.525%, 6/01/2050		162,000	174,466
PTC, Inc., 3.625%, 2/15/2025 (n)		705,000	720,193
PTC, Inc., 4%, 2/15/2028 (n)		395,000	411,294

			$3,037,908
Computer Software - Systems - 1.4%
Apple, Inc., 4.5%, 2/23/2036		$409,000	$555,375
BY Crown Parent LLC, 4.25%, 1/31/2026 (n)		219,000	225,023
Capgemini SE, 2%, 4/15/2029	EUR	100,000	135,585
Capgemini SE, 1.125%, 6/23/2030		100,000	126,795
Fair Isaac Corp., 5.25%, 5/15/2026 (n)		$1,895,000	2,122,400
Fair Isaac Corp., 4%, 6/15/2028 (n)		66,000	68,950
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)		625,000	636,531
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)		1,415,000	1,515,819

			$5,386,478
Conglomerates - 3.5%
Amsted Industries Co., 5.625%, 7/01/2027 (n)		$1,265,000	$1,342,481
BWX Technologies, Inc., 5.375%, 7/15/2026 (n)		1,495,000	1,552,931
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)		450,000	468,563
Carrier Global Corp., 3.577%, 4/05/2050 (n)		129,000	145,711
CFX Escrow Corp., 6.375%, 2/15/2026 (n)		745,000	799,013
Colfax Corp., 3.25%, 5/15/2025	EUR	320,000	386,674
EnerSys, 5%, 4/30/2023 (n)		$1,255,000	1,313,044
EnerSys, 4.375%, 12/15/2027 (n)		425,000	450,367
Gates Global LLC, 6.25%, 1/15/2026 (n)		1,220,000	1,277,950
General Electric Co., 0.875%, 5/17/2025	EUR	100,000	122,370
Granite Holdings U.S. Acquisition Co., 11%, 10/01/2027 (n)		$480,000	528,000
Griffon Corp., 5.75%, 3/01/2028		778,000	824,680

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Conglomerates - continued
MTS Systems Corp., 5.75%, 8/15/2027 (n)		$740,000	$767,750
Roper Technologies, Inc., 2%, 6/30/2030		252,000	259,044
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)		775,000	839,906
TriMas Corp., 4.875%, 10/15/2025 (n)		2,250,000	2,295,697
WESCO Distribution, Inc., 7.125%, 6/15/2025 (n)		280,000	304,850
WESCO Distribution, Inc., 7.25%, 6/15/2028 (n)		279,000	313,440

			$13,992,471
Construction - 1.7%
Lennar Corp., 4.75%, 11/29/2027		$615,000	$729,544
Mattamy Group Corp., 5.25%, 12/15/2027 (n)		255,000	269,663
Mattamy Group Corp., 4.625%, 3/01/2030 (n)		915,000	958,462
Shea Homes LP/Shea Homes Funding Corp., 4.75%, 2/15/2028 (n)		690,000	714,150
Taylor Morrison Communities, Inc., 5.875%, 6/15/2027 (n)		220,000	248,763
Taylor Morrison Communities, Inc., 5.125%, 8/01/2030 (n)		210,000	233,625
Toll Brothers Finance Corp., 4.875%, 11/15/2025		585,000	660,319
Toll Brothers Finance Corp., 4.35%, 2/15/2028		1,360,000	1,509,600
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)		1,208,000	1,262,737

			$6,586,863
Consumer Products - 0.9%
Coty, Inc., 6.5%, 4/15/2026 (n)		$670,000	$653,250
Energizer Holdings, Inc., 4.375%, 3/31/2029 (n)		535,000	545,941
Mattel, Inc., 6.75%, 12/31/2025 (n)		720,000	757,224
Mattel, Inc., 5.875%, 12/15/2027 (n)		304,000	335,160
Prestige Brands, Inc., 5.125%, 1/15/2028 (n)		610,000	645,380
Reckitt Benckiser Treasury Services PLC, 3%, 6/26/2027 (n)		272,000	303,213
Reckitt Benckiser Treasury Services PLC, 1.75%, 5/19/2032	GBP	100,000	141,161

			$3,381,329
Consumer Services - 2.1%
Adevinta ASA, 2.625%, 11/15/2025 (n)	EUR	325,000	$394,655
Allied Universal Holdco LLC, 6.625%, 7/15/2026 (n)		$216,000	232,200
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)		585,000	648,777
ANGI Group LLC, 3.875%, 8/15/2028 (n)		557,000	550,734
Booking Holdings, Inc., 4.5%, 4/13/2027		167,000	196,999
Experian Finance PLC, 4.25%, 2/01/2029 (n)		296,000	349,494
Frontdoor, Inc., 6.75%, 8/15/2026 (n)		530,000	565,112
Garda World Security Corp., 4.625%, 2/15/2027 (n)		515,000	516,287
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)		467,000	520,705
Mastercard, Inc., 3.85%, 3/26/2050		100,000	130,631
Match Group, Inc., 5%, 12/15/2027 (n)		555,000	586,912

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Consumer Services - continued
Match Group, Inc., 4.625%, 6/01/2028 (n)		$1,395,000	$1,464,750
Meituan, 2.125%, 10/28/2025 (n)		200,000	203,099
Realogy Group LLC, 9.375%, 4/01/2027 (n)		1,185,000	1,297,842
Toll Road Investors Partnership II LP, Capital Appreciation, NATL, 0%, 2/15/2043 (n)		2,000,000	581,785

			$8,239,982
Containers - 2.7%
ARD Finance S.A., 5%, (5% cash or 5.75% PIK) 6/30/2027 (p)	EUR	300,000	$363,472
ARD Finance S.A., 6.5%, (6.5% cash or 7.25%
PIK) 6/30/2027 (n)(p)		$645,000	679,669
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 5.25%, 8/15/2027 (n)		880,000	917,708
Berry Global Group, Inc., 4.875%, 7/15/2026 (n)		490,000	520,213
Berry Global Group, Inc., 5.625%, 7/15/2027 (n)		345,000	367,425
Canpack S.A./Eastern PA Land Investment Holding LLC, 3.125%, 11/01/2025 (n)		350,000	356,230
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.5%, 1/15/2023		690,000	727,950
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026		1,295,000	1,395,362
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026		725,000	752,188
DS Smith PLC, 0.875%, 9/12/2026	EUR	150,000	182,385
Flex Acquisition Co., Inc., 6.875%, 1/15/2025 (n)		$600,000	614,808
Greif, Inc., 6.5%, 3/01/2027 (n)		175,000	185,063
Reynolds Group, 4%, 10/15/2027 (n)		545,000	554,238
Silgan Holdings, Inc., 4.75%, 3/15/2025		780,000	797,063
Silgan Holdings, Inc., 4.125%, 2/01/2028		845,000	876,687
Trivium Packaging Finance B.V., 3.75%, 8/15/2026	EUR	365,000	444,725
Trivium Packaging Finance B.V., 8.5%, 8/15/2027 (n)		$800,000	866,000

			$10,601,186
Electrical Equipment - 0.4%
Arrow Electronics, Inc., 3.25%, 9/08/2024		$400,000	$431,160
CommScope Technologies LLC, 6%, 6/15/2025 (n)		383,000	392,460
CommScope Technologies LLC, 5%, 3/15/2027 (n)		695,000	691,525

			$1,515,145
Electronics - 1.5%
ASML Holding N.V., 0.625%, 5/07/2029	EUR	100,000	$125,421
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, 1/15/2027		$355,000	398,618
Broadcom, Inc., 4.7%, 4/15/2025		133,000	152,246

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Electronics - continued
Broadcom, Inc., 3.15%, 11/15/2025		$250,000	$271,647
Broadcom, Inc., 4.15%, 11/15/2030		83,000	96,393
Diebold Nixdorf, Inc., 9.375%, 7/15/2025 (n)		374,000	410,465
Entegris, Inc., 4.625%, 2/10/2026 (n)		1,250,000	1,287,500
Infineon Technologies AG, 1.625%, 6/24/2029	EUR	200,000	259,397
Intel Corp., 3.7%, 7/29/2025		$105,000	118,776
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)		680,000	761,600
Sensata Technologies B.V., 5%, 10/01/2025 (n)		1,480,000	1,642,800
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)		210,000	224,700

			$5,749,563
Emerging Market Quasi-Sovereign - 5.2%
Aeropuerto Internacional de Tocumen S.A. (Republic of Panama), 6%, 11/18/2048 (n)		$743,268	$849,860
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023		1,074,000	1,106,220
Banco del Estado de Chile, 3.875%, 2/08/2022		600,000	619,786
Centrais Eletricas Brasileiras S.A., 3.625%, 2/04/2025 (n)		207,000	209,463
CEZ A.S. (Czech Republic), 0.875%, 12/02/2026	EUR	250,000	305,549
China Construction Bank Corp., 4.25% to 2/27/2024, FLR (CMT -5yr. + 1.88%) to 2/27/2029		$960,000	1,026,470
China Construction Bank Corp., Hong Kong Branch, 1.25%, 8/04/2025		400,000	398,612
China Development Bank, 3.45%, 9/20/2029	CNY	40,260,000	5,991,787
Empresa Nacional del Petroleo (Republic of Chile), 3.75%, 8/05/2026		$600,000	648,698
EQUATE Petrochemical B.V. (State of Kuwait), 4.25%, 11/03/2026		1,022,000	1,114,573
Eskom Holdings SOC Ltd. (Republic of South Africa), 6.35%, 8/10/2028		624,000	679,661
Industrial and Commercial Bank of China, 4.875%, 9/21/2025		359,000	406,715
KazTransGas JSC (Republic of Kazakhstan), 4.375%, 9/26/2027		500,000	563,815
MDGH - GMTN B.V. (United Arab Emirates), 2.5%, 11/07/2024		200,000	210,290
MDGH - GMTN B.V. (United Arab Emirates), 2.875%, 11/07/2029 (n)		1,086,000	1,164,735
NAK Naftogaz Ukraine via Standard Bank London Holdings PLC, 7.625%, 11/08/2026 (n)		1,316,000	1,319,590
Petroleos Mexicanos, 6.49%, 1/23/2027		904,000	910,780
Petroleos Mexicanos, 5.95%, 1/28/2031		200,000	186,300
PT Pertamina (Persero) (Republic of Indonesia), 3.65%, 7/30/2029		250,000	277,719

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
QNB Finance Ltd. (State of Qatar), 2.75%, 2/12/2027		$554,000	$582,071
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026		1,065,000	1,275,380
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/2030		500,000	626,250
Three Gorges Finance I (Cayman Islands) Ltd., 2.15%, 9/22/2030 (n)		239,000	234,768

			$20,709,092
Emerging Market Sovereign - 9.8%
Arab Republic of Egypt, 6.375%, 4/11/2031 (n)	EUR	539,000	$658,008
Arab Republic of Egypt, 7.052%, 1/15/2032 (n)		$320,000	337,703
Arab Republic of Egypt, 8.5%, 1/31/2047		1,025,000	1,108,281
Dominican Republic, 4.875%, 9/23/2032 (n)		424,000	453,680
Dominican Republic, 5.875%, 1/30/2060 (n)		2,249,000	2,338,960
Federal Republic of Nigeria, 8.747%, 1/21/2031 (n)		798,000	902,035
Government of Jamaica, 7.875%, 7/28/2045		279,000	377,627
Government of Ukraine, 7.75%, 9/01/2026		700,000	774,116
Government of Ukraine, 7.253%, 3/15/2033 (n)		495,000	525,195
Hellenic Republic (Republic of Greece), 3.875%, 3/12/2029	EUR	1,198,000	1,817,632
Hellenic Republic (Republic of Greece), 1.875%, 2/04/2035		840,000	1,135,830
Kingdom of Morocco, 1.375%, 3/30/2026		428,000	512,333
Oriental Republic of Uruguay, 4.375%, 1/23/2031		$350,000	422,629
Republic of Angola, 9.375%, 5/08/2048		454,000	395,952
Republic of Argentina, 1%, 7/09/2029		37,622	15,989
Republic of Argentina, 0.125%, 7/09/2030		342,505	133,748
Republic of Argentina, 0.125%, 7/09/2035		627,494	220,250
Republic of Cote d’Ivoire, 5.25%, 3/22/2030	EUR	929,000	1,163,655
Republic of Cote d’Ivoire, 6.875%, 10/17/2040		300,000	391,851
Republic of Croatia, 1.125%, 6/19/2029		727,000	906,192
Republic of Croatia, 1.5%, 6/17/2031		685,000	878,794
Republic of Ghana, 8.125%, 3/26/2032 (n)		$305,000	309,596
Republic of Guatemala, 5.375%, 4/24/2032 (n)		200,000	237,800
Republic of Guatemala, 6.125%, 6/01/2050 (n)		777,000	990,683
Republic of Guatemala, 6.125%, 6/01/2050		300,000	382,503
Republic of Hungary, 7.625%, 3/29/2041		470,000	837,639
Republic of India, 5.77%, 8/03/2030	INR	65,500,000	875,088
Republic of Indonesia, 7%, 9/15/2030	IDR	12,900,000,000	967,683
Republic of Indonesia, 4.35%, 1/11/2048		$800,000	969,462
Republic of Kenya, 8%, 5/22/2032 (n)		778,000	887,877
Republic of Panama, 4.5%, 4/01/2056		203,000	257,810
Republic of Paraguay, 4.95%, 4/28/2031 (n)		280,000	331,803
Republic of Paraguay, 5.4%, 3/30/2050 (n)		900,000	1,122,750

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Republic of Peru, 2.392%, 1/23/2026		$33,000	$34,733
Republic of Peru, 2.78%, 12/01/2060		1,069,000	1,056,717
Republic of Romania, 2%, 12/08/2026 (n)	EUR	989,000	1,253,085
Republic of Romania, 2.625%, 12/02/2040 (n)		163,000	195,866
Republic of Senegal, 6.25%, 5/23/2033		$247,000	272,219
Republic of South Africa, 8%, 1/31/2030	ZAR	30,527,000	1,849,790
Republic of Sri Lanka, 7.55%, 3/28/2030 (n)		$446,000	260,910
Republic of Turkey, 4.25%, 3/13/2025		695,000	674,150
Republic of Turkey, 4.875%, 10/09/2026		1,278,000	1,247,647
Russian Federation, 4.75%, 5/27/2026		800,000	921,923
Russian Federation, 4.375%, 3/21/2029		1,000,000	1,157,494
Russian Federation, 5.1%, 3/28/2035 (n)		200,000	252,126
State of Qatar, 4%, 3/14/2029 (n)		200,000	236,104
State of Qatar, 3.75%, 4/16/2030 (n)		390,000	457,021
State of Qatar, 4.817%, 3/14/2049 (n)		683,000	945,101
United Mexican States, 7.5%, 6/03/2027	MXN	16,000,000	886,513
United Mexican States, 4.5%, 4/22/2029		$800,000	922,808
United Mexican States, 2.659%, 5/24/2031		200,000	200,178
United Mexican States, 4.75%, 4/27/2032		998,000	1,180,135
United Mexican States, 3.771%, 5/24/2061		1,113,000	1,109,104

			$38,754,778
Energy - Independent - 2.3%
Afren PLC, 10.25%, 4/08/2019 (a)(d)(z)		$451,812	$226
Apache Corp., 4.875%, 11/15/2027		215,000	224,567
Apache Corp., 4.375%, 10/15/2028		900,000	918,000
CNX Resources Corp., 6%, 1/15/2029 (n)		110,000	111,100
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)		585,000	590,850
EQT Corp., 5%, 1/15/2029		262,000	276,410
Laredo Petroleum, Inc., 10.125%, 1/15/2028		405,000	271,107
Leviathan Bond Ltd., 6.125%, 6/30/2025 (n)		1,007,000	1,085,042
Leviathan Bond Ltd., 6.5%, 6/30/2027 (n)		552,000	605,820
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6%, 8/01/2026 (n)		515,000	509,850
Medco Bell Pte. Ltd., 6.375%, 1/30/2027 (n)		492,000	490,278
Murphy Oil Corp., 6.875%, 8/15/2024		185,000	183,150
Murphy Oil Corp., 5.875%, 12/01/2027		215,000	195,650
Newfield Exploration Co., 5.375%, 1/01/2026		260,000	272,405
Occidental Petroleum Corp., 5.875%, 9/01/2025		530,000	535,194
Ovintiv, Inc., 6.5%, 8/15/2034		210,000	225,676
Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/2027 (n)		325,000	350,025

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Energy - Independent - continued
Southwestern Energy Co., 6.45%, 1/23/2025		$321,200	$327,624
Southwestern Energy Co., 7.5%, 4/01/2026		477,600	497,516
Southwestern Energy Co., 7.75%, 10/01/2027		130,000	137,150
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026		987,000	1,081,863
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/2030 (n)		323,000	336,733

			$9,226,236
Energy - Integrated - 0.2%
Eni S.p.A., 4.25%, 5/09/2029 (n)		$200,000	$233,167
Eni S.p.A., 2.625% to 1/13/2026, FLR (EUR Swap Rate - 5yr. + 3.167% to 1/13/2031, FLR (EUR Swap Rate - 5yr. + 3.417%) to 1/13/2046, FLR (EUR Swap Rate - 5yr. + 4.167%) to 12/31/2099	EUR	100,000	124,254
Exxon Mobil Corp., 1.408%, 6/26/2039		150,000	184,852
Galp Energia SGPS S.A., 2%, 1/15/2026		100,000	122,667
OMV AG, 0.75%, 6/16/2030		82,000	102,256
OMV AG, 2.5% to 9/01/2026, FLR (EUR Swap Rate - 5yr. + 2.82%) to 9/01/2030, FLR (EUR Swap Rate - 5yr. + 3.82%) to 12/31/2099		100,000	123,102

			$890,298
Entertainment - 1.1%
Carnival Corp. PLC, 7.625%, 3/01/2026 (n)		$270,000	$284,850
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC, 5.5%, 5/01/2025 (n)		215,000	225,750
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC, 5.375%, 4/15/2027		375,000	376,875
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)		768,000	775,680
Merlin Entertainments, 5.75%, 6/15/2026 (n)		495,000	517,275
NCL Corp. Ltd., 3.625%, 12/15/2024 (n)		280,000	250,110
NCL Corp. Ltd., 10.25%, 2/01/2026 (n)		330,000	374,550
Royal Caribbean Cruises Ltd., 10.875%, 6/01/2023 (n)		320,000	362,000
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)		655,000	652,537
Six Flags Entertainment Corp., 7%, 7/01/2025 (n)		245,000	265,599
Six Flags Entertainment Corp., 5.5%, 4/15/2027 (n)		320,000	321,600

			$4,406,826
Financial Institutions - 2.6%
AerCap Ireland Capital DAC, 3.65%, 7/21/2027		$375,000	$388,175
Arrow Global Finance PLC, 5.125%, 9/15/2024	GBP	320,000	424,441
Avation Capital S.A., 6.5%, 5/15/2021 (n)		$350,000	227,500

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Financial Institutions - continued
Avolon Holdings Funding Ltd., 5.125%, 10/01/2023		$415,000	$436,607
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)		576,000	590,979
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)		134,000	138,725
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)		775,000	792,437
CTP B.V., 0.625%, 11/27/2023	EUR	100,000	119,695
CTP B.V., 2.125%, 10/01/2025		343,000	427,702
EXOR N.V., 2.25%, 4/29/2030		200,000	260,902
Freedom Mortgage Corp., 7.625%, 5/01/2026 (n)		$435,000	443,678
GE Capital International Funding Co., 3.373%, 11/15/2025		382,000	419,087
Global Aircraft Leasing Co. Ltd., 6.5%, (6.5% cash or 7.25% PIK) 9/15/2024 (n)(p)		2,134,675	1,900,074
Grand City Properties S.A., 1.375%, 8/03/2026	EUR	300,000	380,393
Grand City Properties S.A., 2.5% to 10/24/2023, FLR (EUR Swap Rate - 5yr. + 2.432%) to 10/24/2028, FLR (EUR Swap Rate - 5yr. + 2.682%) to 10/24/2043, FLR (EUR Swap Rate - 5yr. + 3.432%) to 12/31/2099		100,000	122,342
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)		$480,000	497,693
Navient Corp., 5%, 3/15/2027		425,000	420,750
OneMain Financial Corp., 6.875%, 3/15/2025		550,000	628,375
OneMain Financial Corp., 7.125%, 3/15/2026		340,000	391,371
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)		695,000	741,973
Springleaf Finance Corp., 8.875%, 6/01/2025		332,000	370,180
Springleaf Finance Corp., 5.375%, 11/15/2029		125,000	136,250

			$10,259,329
Food & Beverages - 1.8%
Anheuser-Busch InBev S.A., 1.65%, 3/28/2031	EUR	100,000	$133,956
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		$189,000	234,085
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		110,000	158,336
Aramark Services, Inc., 6.375%, 5/01/2025 (n)		755,000	804,075
Bacardi Ltd., 5.15%, 5/15/2038 (n)		153,000	192,540
Central American Bottling Corp., 5.75%, 1/31/2027 (n)		900,000	957,168
Constellation Brands, Inc., 4.4%, 11/15/2025		177,000	205,833
Constellation Brands, Inc., 3.15%, 8/01/2029		204,000	226,538
Diageo Finance PLC, 1.875%, 3/27/2027	EUR	100,000	133,067
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)		$1,500,000	1,668,750
JBS USA Lux S.A./JBS USA Finance, Inc., 5.5%, 1/15/2030 (n)		475,000	533,947
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)		1,050,000	1,092,000
Lamb Weston Holdings, Inc., 4.875%, 5/15/2028 (n)		113,000	125,430
Performance Food Group Co., 5.5%, 10/15/2027 (n)		745,000	792,494

			$7,258,219
Forest & Paper Products - 0.0%
Mondi Finance Europe GmbH, 2.375%, 4/01/2028	EUR	100,000	$137,058

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Gaming & Lodging - 3.9%
Boyd Gaming Corp., 6.375%, 4/01/2026		$580,000	$602,475
Boyd Gaming Corp., 4.75%, 12/01/2027		465,000	472,533
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/2025 (n)		645,000	645,000
CCM Merger, Inc., 6.375%, 5/01/2026 (n)		485,000	506,874
Churchill Downs, Inc., 5.5%, 4/01/2027 (n)		320,000	336,800
Colt Merger Sub, Inc., 5.75%, 7/01/2025 (n)		309,000	327,154
Colt Merger Sub, Inc., 8.125%, 7/01/2027 (n)		574,000	631,368
Hilton Domestic Operating Co., Inc., 5.125%, 5/01/2026		785,000	811,878
Hilton Domestic Operating Co., Inc., 3.75%, 5/01/2029 (n)		927,000	951,528
Hilton Worldwide Finance LLC, 4.625%, 4/01/2025		1,350,000	1,381,212
Las Vegas Sands Corp., 3.9%, 8/08/2029		101,000	105,867
MGM Growth Properties LLC, 4.625%, 6/15/2025 (n)		645,000	680,475
MGM Growth Properties LLC, 5.75%, 2/01/2027		285,000	317,655
MGM Growth Properties LLC, 3.875%, 2/15/2029 (n)		478,000	482,780
MGM Resorts International, 6.75%, 5/01/2025		640,000	687,600
Scientific Games Corp., 8.25%, 3/15/2026 (n)		380,000	407,588
Scientific Games International, Inc., 7%, 5/15/2028 (n)		345,000	359,359
VICI Properties LP, REIT, 4.25%, 12/01/2026 (n)		1,125,000	1,167,188
VICI Properties LP, REIT, 3.75%, 2/15/2027 (n)		730,000	744,600
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)		133,000	136,159
Wyndham Hotels Group LLC, 5.375%, 4/15/2026 (n)		1,385,000	1,430,012
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.5%, 3/01/2025 (n)		1,055,000	1,076,100
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/2027 (n)		260,000	262,600
Wynn Macau Ltd., 5.5%, 1/15/2026 (n)		375,000	381,563
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)		300,000	305,250

			$15,211,618
Industrial - 0.5%
CPI Property Group S.A., 2.75%, 5/12/2026	EUR	100,000	$126,781
CPI Property Group S.A., 2.75%, 1/22/2028	GBP	100,000	133,452
Grainger PLC, 3%, 7/03/2030		100,000	142,398
Investor AB, 0.375%, 10/29/2035	EUR	100,000	119,136
Investor AB, 1.5%, 6/20/2039		100,000	141,744
Peach Property Group, 4.375%, 11/15/2025 (n)		225,000	280,284
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050		$365,000	375,636
Williams Scotsman International, Inc., 4.625%, 8/15/2028 (n)		642,000	667,680

			$1,987,111

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Insurance - 0.4%
Aflac, Inc., 3.6%, 4/01/2030		$227,000	$267,522
Argentum Zurich Insurance, 3.5% to 10/01/2026, FLR (EURIBOR - 3mo. + 3.95%) to 10/01/2046	EUR	100,000	136,973
Aviva PLC, 3.875% to 7/03/2024, FLR (EUR Swap Rate - 5yr. + 3.48%) to 7/03/2044		150,000	196,853
Aviva PLC, 4% to 6/03/2035, FLR (GBP Government Yield - 5yr. + 4.7%) to 6/03/2055	GBP	175,000	256,582
CNP Assurances S.A., 2% to 7/27/2030, FLR (EURIBOR - 3mo. + 3%) to 7/27/2050	EUR	100,000	123,402
Credit Agricole Assurances S.A., 2%, 7/17/2030		100,000	125,380
Munich Re Group, 1.25% to 5/26/2031, FLR (EURIBOR - 3mo. + 2.55%) to 5/26/2041		100,000	121,148
Zurich Finance (Ireland) DAC, 1.875% to 9/17/2030, FLR
(EURIBOR - 3mo. + 2.95%) to 9/17/2050		205,000	256,081

			$1,483,941
Insurance - Health - 0.0%
UnitedHealth Group, Inc., 3.5%, 8/15/2039		$100,000	$118,910

Insurance - Property & Casualty - 1.1%
Acrisure LLC/Acrisure Finance, Inc., 7%, 11/15/2025 (n)		$540,000	$553,500
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)		1,145,000	1,225,150
AssuredPartners, Inc., 7%, 8/15/2025 (n)		215,000	221,988
Fairfax Financial Holdings Ltd., 4.625%, 4/29/2030		189,000	207,118
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049		202,000	242,423
Hub International Ltd., 7%, 5/01/2026 (n)		1,180,000	1,231,625
Progressive Corp., 4.125%, 4/15/2047		111,000	148,397
QBE Capital Funding III Ltd., 7.5% to 5/24/2021, FLR (GBP Swap Rate - 10yr. + 4.003%) to 5/24/2041	GBP	200,000	272,055
Willis North America, Inc., 3.875%, 9/15/2049		$250,000	308,052

			$4,410,308
International Market Quasi-Sovereign - 0.4%
Deutsche Bahn Finance GmbH (Federal Republic of Germany), 0.875%, 6/23/2039	EUR	100,000	$129,074
Deutsche Bahn Finance GmbH (Federal Republic of Germany), 1.375%, 4/16/2040		45,000	63,132
Electricite de France S.A., 5.875% to 1/22/2029, FLR (GBP Swap Rate - 15yr. + 3.046%) to 1/22/2049, FLR (GBP Swap Rate - 15yr. + 3.796%) to 12/31/2164	GBP	200,000	306,999
Electricite de France S.A., 2.875% to 3/15/2027, FLR (EUR Swap Rate - 5yr. + 3.373%) to 3/15/2031, FLR (EUR Swap Rate - 5yr. + 3.623%) to 3/15/2047, FLR (EUR Swap Rate - 5yr. + 4.373%) to 12/31/2099	EUR	400,000	497,632

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Quasi-Sovereign - continued
Islandsbanki (Republic of Iceland), 1.125% to 1/19/2023, FLR (EUR Swap Rate - 1yr. + 0.75%) to 1/19/2024	EUR	125,000	$150,747
La Banque Postale S.A. (Republic of France), 0.5% to 6/17/2025, FLR (EURIBOR - 3mo. + 0.88%) to 6/17/2026		100,000	120,766
La Banque Postale S.A. (Republic of France), 0.875% to 1/26/2026, FLR (EUR Swap Rate - 5yr. + 1.38%) to 1/26/2031		100,000	120,257
Ontario Teachers’ Finance Trust, 0.5%, 5/06/2025		140,000	172,290

			$1,560,897
International Market Sovereign - 10.0%
Belgium Kingdom, 1.45%, 6/22/2037	EUR	444,000	$658,605
Commonwealth of Australia, 2.75%, 6/21/2035	AUD	513,000	452,017
Commonwealth of Australia, 3.25%, 6/21/2039		713,000	666,669
Commonwealth of Australia, 1.75%, 6/21/2051		2,506,000	1,778,456
Government of Bermuda, 2.375%, 8/20/2030 (n)		$200,000	207,600
Government of Canada, 1.25%, 6/01/2030	CAD	1,651,000	1,336,577
Government of France, 0.75%, 5/25/2052 (n)	EUR	346,024	460,786
Government of Japan, 1.7%, 3/20/2032	JPY	158,100,000	1,787,242
Government of Japan, 2.4%, 3/20/2037		391,400,000	5,001,110
Government of Japan, 0.5%, 6/20/2038		25,100,000	247,004
Government of New Zealand, 2.75%, 4/15/2037	NZD	937,000	796,819
Kingdom of Spain, 1.25%, 10/31/2030 (n)	EUR	722,000	960,711
Kingdom of Spain, 1.85%, 7/30/2035		843,000	1,213,626
Kingdom of Spain, 1.2%, 10/31/2040 (n)		370,000	486,898
Kingdom of Sweden, 0.125%, 5/12/2031 (n)	SEK	3,930,000	463,036
Republic of France, 1.25%, 5/25/2036	EUR	1,048,000	1,506,467
Republic of France, 1.5%, 5/25/2050		1,239,000	1,973,496
Republic of Iceland, 0.625%, 6/03/2026		100,000	122,867
Republic of Iceland, 5%, 11/15/2028	ISK	188,496,000	1,614,042
Republic of Italy, 0.95%, 8/01/2030	EUR	4,070,000	5,042,612
Republic of Italy, 1.45%, 3/01/2036		2,082,000	2,645,435
Republic of Italy, 1.8%, 3/01/2041		417,000	544,315
Republic of Portugal, 2.25%, 4/18/2034		275,000	413,209
Republic of Portugal, 4.1%, 4/15/2037		367,000	691,934
United Kingdom Treasury, 0.875%, 10/22/2029	GBP	273,000	383,554
United Kingdom Treasury, 1.75%, 9/07/2037		4,134,000	6,423,653
United Kingdom Treasury, 1.75%, 1/22/2049		923,000	1,510,212

			$39,388,952
Leisure & Toys - 0.0%
Ubisoft Entertainment S.A., 0.878%, 11/24/2027	EUR	100,000	$119,610

Local Authorities - 0.5%
Province of Alberta, 0.5%, 4/16/2025	EUR	190,000	$234,148
Province of Alberta, 4.5%, 12/01/2040	CAD	255,000	268,613

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Local Authorities - continued
Province of British Columbia, 2.2%, 6/18/2030	CAD	455,000	$379,268
Province of British Columbia, 2.95%, 6/18/2050		115,000	107,617
Province of Ontario, 4.7%, 6/02/2037		813,000	881,573

			$1,871,219
Machinery & Tools - 0.2%
Clark Equipment Co., 5.875%, 6/01/2025 (n)		$540,000	$569,025
CNH Industrial Capital LLC, 1.875%, 1/15/2026		251,000	257,025

			$826,050
Major Banks - 1.9%
Australia and New Zealand Banking Group Ltd., 2.57%, 11/25/2035 (n)		$152,000	$153,846
Bank of America Corp., 3.5%, 4/19/2026		400,000	452,682
Bank of New York Mellon Corp., 2.95%, 1/29/2023		414,000	436,307
Bankinter S.A., 0.875%, 7/08/2026	EUR	100,000	122,738
Barclays PLC, 7.875%, 12/29/2049		$800,000	842,000
CaixaBank S.A., 0.375% to 11/18/2025, FLR (EURIBOR - 3mo. + 0.85%) to 11/18/2026	EUR	100,000	119,643
CaixaBank S.A., 2.75% to 7/14/2023, FLR (EUR Swap Rate - 5yr. + 2.35%) to 7/14/2028		100,000	124,431
Credit Agricole S.A., 1% to 4/22/2025, FLR (EURIBOR - 3mo. + 1.25%) to 4/22/2026		100,000	123,848
Credit Agricole S.A., 1.625% to 6/05/2025, FLR (EUR Swap Rate -5yr. + 1.9%) to 6/05/2030		100,000	124,116
Credit Agricole S.A., 4% to 6/23/2028, FLR (EUR Swap Rate - 5yr. + 4.37%) to 12/31/2099		200,000	252,139
Credit Suisse Group AG, 1.25% to 7/17/2024, FLR (EUR Swap Rate - 1yr. + 0.75%) to 7/17/2025		150,000	186,142
Credit Suisse Group AG, 2.25% to 6/09/2027, FLR (GBP
Government Yield - 1yr. + 2.23%) to 6/09/2028	GBP	100,000	139,907
Credit Suisse Group AG, 7.25%, 12/29/2049 (n)		$800,000	900,600
Erste Group Bank AG, 1% to 6/10/2025, FLR (EUR ICE Swap Rate - 5yr. + 1.3%) to 6/10/2030	EUR	100,000	119,267
Erste Group Bank AG, 1.625% to 9/08/2026, FLR (EUR ICE Swap Rate - 5yr. + 2.1%) to 9/08/2031		100,000	123,311
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR + 1.929%) to 6/04/2026		$238,000	245,502
HSBC Holdings PLC, 4.375%, 11/23/2026		269,000	307,546
HSBC Holdings PLC, 6%, 11/22/2069		250,000	270,700
JPMorgan Chase & Co., 2.95%, 10/01/2026		201,000	223,048
JPMorgan Chase & Co., 3.54%, 5/01/2028		291,000	329,751
Mitsubishi UFJ Financial Group, Inc., 1.412%, 7/17/2025		350,000	357,545

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Major Banks - continued
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR + 3.12%) to 4/01/2031		$119,000	$138,657
Svenska Handelsbanken AB, 5.25% to 3/01/2021, FLR (Swap Rate - 5yr. + 3.335%) to 12/29/2049		239,000	240,337
UBS Group AG, 6.875% to 8/07/2025, FLR (Swap Rate - 5yr. + 4.59%) to 12/29/2049		740,000	835,275
UniCredit S.p.A., 1.25% to 6/16/2025, FLR (EURIBOR - 3mo. + 1.6%) to 6/16/2026	EUR	147,000	181,578
UniCredit S.p.A., 2.2% to 7/22/2026, FLR (EURIBOR - 3mo. + 2.55%) to 7/22/2027		250,000	315,759

			$7,666,675
Medical & Health Technology & Services - 4.6%
Acadia Healthcare Co., Inc., 5%, 4/15/2029 (n)		$535,000	$563,756
Akumin, Inc., 7%, 11/01/2025 (n)		435,000	446,963
Alcon, Inc., 3.8%, 9/23/2049 (n)		200,000	237,502
Avantor Funding, Inc., 4.625%, 7/15/2028 (n)		1,424,000	1,498,760
BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/2027 (n)		400,000	442,000
Change Healthcare Holdings, Inc./Change Healthcare Finance, Inc., 5.75%, 3/01/2025 (n)		480,000	487,800
CHS/Community Health Systems, Inc., 6.625%, 2/15/2025 (n)		975,000	991,965
CHS/Community Health Systems, Inc., 8%, 12/15/2027 (n)		105,000	109,463
Cigna Corp., 4.125%, 11/15/2025		201,000	231,293
DaVita, Inc., 4.625%, 6/01/2030 (n)		433,000	455,191
DaVita, Inc., 3.75%, 2/15/2031 (n)		868,000	864,745
Encompass Health Corp., 5.75%, 9/15/2025		425,000	438,813
HCA, Inc., 5.375%, 2/01/2025		2,040,000	2,283,841
HCA, Inc., 5.875%, 2/15/2026		1,090,000	1,254,862
HCA, Inc., 5.625%, 9/01/2028		125,000	146,563
HCA, Inc., 3.5%, 9/01/2030		840,000	869,495
HCA, Inc., 5.125%, 6/15/2039		103,000	132,526
HealthSouth Corp., 5.125%, 3/15/2023		910,000	914,550
Heartland Dental LLC, 8.5%, 5/01/2026 (n)		675,000	688,500
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)		710,000	742,837
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)		1,410,000	1,484,025
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045		135,000	179,071
LifePoint Health, Inc., 4.375%, 2/15/2027 (n)		210,000	211,050
LifePoint Health, Inc., 5.375%, 1/15/2029 (n)		190,000	190,000
Memorial Sloan-Kettering Cancer Center, 2.955%, 1/01/2050		155,000	166,170
New York Society for the Relief of the Ruptured & Crippled, 2.667%, 10/01/2050		300,000	286,054
ProMedica Toledo Hospital, “B”, AGM, 6.015%, 11/15/2048		142,000	202,857
Radiology Partners, Inc., 9.25%, 2/01/2028 (n)		400,000	436,000

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)		$815,000	$895,750
Syneos Health, Inc., 3.625%, 1/15/2029 (n)		261,000	262,958

			$18,115,360
Medical Equipment - 0.7%
Abbott Ireland Financing DAC, 1.5%, 9/27/2026	EUR	150,000	$194,796
Boston Scientific Corp., 0.625%, 12/01/2027		100,000	120,382
Hill-Rom Holdings, Inc., 4.375%, 9/15/2027 (n)		$940,000	979,950
Teleflex, Inc., 4.875%, 6/01/2026		380,000	395,200
Teleflex, Inc., 4.625%, 11/15/2027		1,075,000	1,142,187

			$2,832,515
Metals & Mining - 2.7%
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)		$209,000	$263,113
Arconic Corp., 6%, 5/15/2025 (n)		615,000	661,925
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)		610,000	640,500
Big River Steel LLC/BRS Finance Corp., 6.625%, 1/31/2029 (n)		560,000	593,600
Compass Minerals International, Inc., 6.75%, 12/01/2027 (n)		645,000	710,726
First Quantum Minerals Ltd., 6.875%, 3/01/2026 (n)		200,000	206,625
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)		759,000	794,673
Freeport-McMoRan, Inc., 5%, 9/01/2027		730,000	775,625
Freeport-McMoRan, Inc., 4.375%, 8/01/2028		435,000	464,819
Freeport-McMoRan, Inc., 5.25%, 9/01/2029		605,000	674,799
Glencore Capital Finance DAC, 1.125%, 3/10/2028	EUR	175,000	212,936
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375%, 12/15/2023 (n)		$905,000	921,218
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)		1,289,000	1,329,307
Novelis Corp., 5.875%, 9/30/2026 (n)		975,000	1,022,531
Petra Diamonds US$ Treasury PLC, 7.25%, 5/01/2022 (a)(d)(n)		245,000	101,675
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.5%, 6/15/2025 (n)		390,000	384,150
TMS International Corp., 7.25%, 8/15/2025 (n)		935,000	923,312

			$10,681,534
Midstream - 3.5%
AI Candelaria Spain SLU, 7.5%, 12/15/2028 (n)		$982,000	$1,099,850
Cheniere Energy Partners LP, 5.25%, 10/01/2025		1,865,000	1,913,956
Cheniere Energy Partners LP, 4.5%, 10/01/2029		400,000	416,808
EnLink Midstream Partners LP, 4.85%, 7/15/2026		430,000	403,125
EQM Midstream Partners LP, 6%, 7/01/2025 (n)		167,000	177,855
EQM Midstream Partners LP, 6.5%, 7/01/2027 (n)		161,000	177,503
EQM Midstream Partners LP, 5.5%, 7/15/2028		1,660,000	1,765,476
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027 (n)		608,000	611,388

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - continued
Genesis Energy LP/Genesis Energy Finance Corp., 5.625%, 6/15/2024	$160,000	$150,400
Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 5/15/2026	570,700	525,044
MPLX LP, 4.5%, 4/15/2038	170,000	188,565
Northriver Midstream Finance LP, 5.625%, 2/15/2026 (n)	805,000	817,075
NuStar Logistics, LP, 5.75%, 10/01/2025	677,000	712,543
Peru LNG, 5.375%, 3/22/2030	1,358,000	1,047,357
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029	166,000	170,277
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	183,000	205,287
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030 (n)	193,000	226,171
Targa Resources Partners LP/Targa Resources Finance Corp., 5.875%, 4/15/2026	425,000	447,313
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027	815,000	851,675
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029	365,000	408,800
Targa Resources Partners LP/Targa Resources Finance Corp., 4.875%, 2/01/2031 (n)	260,000	276,575
Western Midstream Operating LP, 5.05%, 2/01/2030	930,000	993,282
Western Midstream Operation LP, 4.65%, 7/01/2026	395,000	404,038

		$13,990,363
Mortgage-Backed - 4.3%
Fannie Mae, 6.5%, 4/01/2032 - 1/01/2033	$28,818	$32,781
Fannie Mae, 5.5%, 7/01/2033 - 7/01/2035	101,454	117,713
Fannie Mae, 6%, 8/01/2034 - 2/01/2037	49,790	58,855
Fannie Mae, 3.5%, 12/01/2047 - 5/01/2049	151,999	167,624
Fannie Mae, 2.5%, 3/01/2050 - 7/01/2050	211,124	223,868
Fannie Mae, 3%, 7/01/2050 - 9/01/2050	670,417	703,199
Fannie Mae, TBA, 1.5%, 12/01/2035 - 1/01/2051	250,000	255,978
Fannie Mae, TBA, 2%, 12/01/2035 - 2/01/2051	900,000	933,961
Fannie Mae, TBA, 2.5%, 12/01/2035 - 1/01/2051	225,000	234,838
Fannie Mae, TBA, 3%, 12/01/2035	250,000	261,733
Fannie Mae, TBA, 3.5%, 12/01/2050 - 1/01/2051	400,000	422,248
Fannie Mae, TBA, 4%, 12/01/2050 - 1/01/2051	850,000	907,412
Freddie Mac, 0.263%, 2/25/2025 (i)	38,000,000	263,792
Freddie Mac, 1.481%, 3/25/2027 (i)	448,000	35,273
Freddie Mac, 3.117%, 6/25/2027	338,000	383,235
Freddie Mac, 0.26%, 2/25/2028 (i)	36,576,000	414,256
Freddie Mac, 0.427%, 2/25/2028 (i)	15,572,000	349,123
Freddie Mac, 0.248%, 4/25/2028 (i)	15,983,000	169,003

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 3.9%, 4/25/2028	$340,000	$406,247
Freddie Mac, 3.926%, 7/25/2028	3,400,000	4,089,816
Freddie Mac, 4.06%, 10/25/2028	1,738,000	2,108,726
Freddie Mac, 1.218%, 7/25/2029 (i)	1,890,048	156,132
Freddie Mac, 1.915%, 4/25/2030 (i)	845,640	127,216
Freddie Mac, 1.985%, 4/25/2030 (i)	731,897	113,958
Freddie Mac, 1.766%, 5/25/2030 (i)	896,340	126,157
Freddie Mac, 1.905%, 5/25/2030 (i)	2,034,877	306,682
Freddie Mac, 1.436%, 6/25/2030 (i)	821,458	94,175
Freddie Mac, 1.704%, 8/25/2030 (i)	719,995	99,042
Freddie Mac, 1.263%, 9/25/2030 (i)	455,646	46,663
Freddie Mac, 3.424%, 4/25/2032	300,000	352,457
Freddie Mac, 6%, 8/01/2034	37,835	45,089
Freddie Mac, 3%, 5/01/2050	93,303	100,845
Ginnie Mae, 3%, 4/20/2050 - 9/20/2050	1,327,761	1,394,205
Ginnie Mae, 2.5%, 11/20/2050 - 12/20/2050	250,000	263,487
Ginnie Mae, TBA, 2.5%, 12/01/2050 - 2/01/2051	175,000	184,191
Ginnie Mae, TBA, 3.5%, 12/01/2050 - 1/01/2051	650,000	686,529
Ginnie Mae, TBA, 4%, 12/01/2050	350,000	371,930
Ginnie Mae, TBA, 3%, 1/01/2051	75,000	78,308

		$17,086,747
Municipals - 0.8%
Commonwealth of Puerto Rico, Public Improvement, “C-7”, NATL, 6%, 7/01/2027	$20,000	$20,570
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 3.384%, 12/01/2040	215,000	237,519
Missouri Health & Educational Facilities Authority, Taxable Education Facilities Rev. (Washington University of St. Louis), “A”, 3.229%, 5/15/2050	530,000	610,168
New Jersey Economic Development Authority State Pension Funding Rev., “A”, NATL, 7.425%, 2/15/2029	499,000	624,349
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, 5.45%, 8/15/2028	346,000	394,530
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, AGM, 4.65%, 8/15/2030	221,000	255,578
Puerto Rico Electric Power Authority Rev., “PP”, NATL, 5%, 7/01/2022	95,000	95,738
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	255,000	261,375

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Municipals - continued
State of Florida, “A”, 2.154%, 7/01/2030		$632,000	$659,005

			$3,158,832
Natural Gas - Distribution - 0.1%
Boston Gas Co., 3.15%, 8/01/2027 (n)		$198,000	$219,292
NiSource, Inc., 3.6%, 5/01/2030		183,000	212,149

			$431,441
Natural Gas - Pipeline - 0.2%
APT Pipelines Ltd., 5%, 3/23/2035 (n)		$280,000	$349,802
Promigas S.A. ESP/Gases del Pacifico SAC, 3.75%, 10/16/2029 (n)		267,000	281,020

			$630,822
Network & Telecom - 0.5%
C&W Senior Financing DAC, 6.875%, 9/15/2027 (n)		$400,000	$431,352
Cablevision Lightpath LLC, 5.625%, 9/15/2028 (n)		470,000	492,772
Front Range BidCo, Inc., 6.125%, 3/01/2028 (n)		555,000	584,356
Verizon Communications, Inc., 2.625%, 8/15/2026		127,000	138,875
Verizon Communications, Inc., 0.875%, 3/19/2032	EUR	130,000	160,719
Verizon Communications, Inc., 4%, 3/22/2050		$189,000	236,459

			$2,044,533
Oil Services - 0.1%
Diamond Offshore Drill Co., 5.7%, 10/15/2039 (a)(d)		$545,000	$43,600
Ensign Drilling, Inc., 9.25%, 4/15/2024 (n)		285,000	115,425
Halliburton Co., 5%, 11/15/2045		74,000	83,787

			$242,812
Oils - 0.3%
Neste Oyj, 1.5%, 6/07/2024	EUR	100,000	$123,149
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/2025		$659,000	386,339
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028		400,000	210,000
Thaioil Treasury Center Co. Ltd., 5.375%, 11/20/2048 (n)		355,000	449,053

			$1,168,541
Other Banks & Diversified Financials - 1.3%
AIB Group PLC, 1.25%, 5/28/2024	EUR	100,000	$123,499
Bangkok Bank Public Co. Ltd., 3.733%, 9/25/2034		$750,000	763,966
Bank Mandiri, 4.75%, 5/13/2025		317,000	353,613
Belfius Bank S.A., 0.375%, 9/02/2025	EUR	100,000	120,095
Belfius Bank S.A., 0.375%, 2/13/2026		100,000	120,221
Commerzbank AG, 0.75% to 3/24/2025, FLR (EURIBOR - 3mo. + 1.3%) to 3/24/2026		100,000	120,659

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
Deutsche Bank AG, 2.625%, 12/16/2024	GBP	100,000	$139,301
Deutsche Bank AG, 1% to 11/19/2024, FLR (EURIBOR - 3mo. + 1.6%) to 11/19/2025	EUR	100,000	120,421
Deutsche Bank AG, 1.375% to 9/03/2025, FLR (EURIBOR - 3mo. + 1.85%) to 9/03/2026		200,000	243,994
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)		$250,000	281,597
Groupe BPCE S.A., 1.375%, 12/23/2026	GBP	100,000	137,594
ING Groep N.V., 2.125% to 5/26/2026, FLR (EUR Swap Rate - 5yr. + 2.4%) to 5/26/2031	EUR	100,000	126,985
Intesa Sanpaolo S.p.A., 2.125%, 5/26/2025		125,000	161,299
Intesa Sanpaolo S.p.A., 2.5%, 1/15/2030	GBP	150,000	208,896
JSC Kazkommertsbank, 5.5%, 12/21/2022		$724,566	725,414
Macquarie Group Ltd., 0.35%, 3/03/2028	EUR	125,000	149,079
Rabobank Nederland N.V., 3.25% to 12/29/2026, FLR (EUR Swap Rate - 5yr. + 3.7%) to 12/31/2099		200,000	238,583
UBS AG, 5.125%, 5/15/2024		$447,000	491,700
Uzbek Industrial and Construction Bank, 5.75%, 12/02/2024		269,000	276,061
Virgin Money UK PLC, 2.875% to 6/24/2024, FLR (EUR Swap Rate - 1yr. + 3.25%) to 6/24/2025	EUR	100,000	124,522
Virgin Money UK PLC, 5.125% to 12/11/2025, FLR (GBP Government Yield -5yr. + 5.25%) to 12/11/2030	GBP	200,000	280,122

			$5,307,621
Personal Computers & Peripherals - 0.2%
NCR Corp., 5%, 10/01/2028 (n)		$690,000	$714,150

Pharmaceuticals - 1.4%
Bausch Health Companies, Inc., 5.5%, 3/01/2023 (n)		$227,000	$227,114
Bausch Health Companies, Inc., 6.125%, 4/15/2025 (n)		2,445,000	2,516,394
Bausch Health Companies, Inc., 5%, 1/30/2028 (n)		520,000	519,844
Bausch Health Cos., Inc., 5%, 2/15/2029 (n)		160,000	161,400
Emergent BioSolutions, Inc., 3.875%, 8/15/2028 (n)		737,000	745,291
Jaguar Holding Co. II / Pharmaceutical Development LLC, 5%, 6/15/2028 (n)		703,000	750,916
Par Pharmaceutical, Inc., 7.5%, 4/01/2027 (n)		380,000	410,400

			$5,331,359
Pollution Control - 0.5%
GFL Environmental, Inc., 3.75%, 8/01/2025 (n)		$215,000	$219,300
GFL Environmental, Inc., 8.5%, 5/01/2027 (n)		225,000	248,625
GFL Environmental, Inc., 4%, 8/01/2028 (n)		375,000	373,125
Stericycle, Inc., 3.875%, 1/15/2029 (n)		985,000	1,024,400

			$1,865,450

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Precious Metals & Minerals - 0.1%
IAMGOLD Corp., 5.75%, 10/15/2028 (n)		$535,000	$536,338

Printing & Publishing - 0.6%
Cimpress N.V., 7%, 6/15/2026 (n)		$1,210,000	$1,243,275
Informa PLC, 3.125%, 7/05/2026	GBP	200,000	280,406
Informa PLC, 1.25%, 4/22/2028	EUR	150,000	177,411
Meredith Corp., 6.875%, 2/01/2026		$600,000	596,250
Wolters Kluwer N.V., 0.75%, 7/03/2030	EUR	111,000	138,707

			$2,436,049
Railroad & Shipping - 0.3%
Lima Metro Line 2 Finance Ltd., 4.35%, 4/05/2036 (n)		$311,000	$342,878
Watco Cos. LLC/Watco Finance Corp., 6.5%, 6/15/2027 (n)		645,000	683,700

			$1,026,578
Real Estate - Apartment - 0.1%
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, FLR, 2.25% (LIBOR - 1mo. + 2.1%), 11/15/2035 (n)		$154,000	$153,998
Mid-America Apartment Communities, 1.7%, 2/15/2031		218,000	216,568

			$370,566
Real Estate - Healthcare - 0.4%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026		$1,075,000	$1,123,590
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027		475,000	502,935

			$1,626,525
Real Estate - Office - 0.1%
Boston Properties, Inc., REIT, 3.125%, 9/01/2023		$250,000	$265,167
Corporate Office Property LP, 2.25%, 3/15/2026		149,000	152,340

			$417,507
Real Estate - Other - 0.3%
InterMed Holdings Ltd., 5.875%, 10/01/2028 (n)		$95,000	$100,106
Lexington Realty Trust Co., 2.7%, 9/15/2030		195,000	201,892
Ryman Hospitality Properties, Inc., REIT, 4.75%, 10/15/2027 (n)		568,000	563,740
SELP Finance S.à r.l., 1.5%, 12/20/2026	EUR	125,000	159,573
W.P. Carey, Inc., 2.4%, 2/01/2031		$282,000	288,012

			$1,313,323
Real Estate - Retail - 0.4%
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030		$273,000	$307,710
Realty Income Corp., REIT, 3.25%, 1/15/2031		230,000	259,888

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Real Estate - Retail - continued
Regency Centers Corp., 3.7%, 6/15/2030		$339,000	$378,791
STORE Capital Corp., 2.75%, 11/18/2030		313,000	316,218
Unibail - Rodamco-Westfield SE, REIT, 1.375%, 12/04/2031	EUR	100,000	119,520
VEREIT Operating Partnership LP, REIT, 3.4%, 1/15/2028		$85,000	92,067
VEREIT Operating Partnership LP, REIT, 3.1%, 12/15/2029		262,000	275,385

			$1,749,579
Restaurants - 0.2%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)		$845,000	$825,988

Retailers - 0.4%
L Brands, Inc., 5.25%, 2/01/2028		$1,090,000	$1,130,875
L Brands, Inc., 6.625%, 10/01/2030 (n)		265,000	290,202

			$1,421,077
Specialty Chemicals - 0.2%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)		$702,000	$740,750

Specialty Stores - 0.6%
Group 1 Automotive, Inc., 4%, 8/15/2028 (n)		$415,000	$424,661
Penske Automotive Group Co., 5.375%, 12/01/2024		455,000	462,897
Penske Automotive Group Co., 5.5%, 5/15/2026		515,000	535,600
PetSmart, Inc., 7.125%, 3/15/2023 (n)		585,000	577,658
PetSmart, Inc., 8.875%, 6/01/2025 (n)		190,000	191,425

			$2,192,241
Supermarkets - 0.5%
Albertsons Cos. LLC/Safeway, Inc., 5.75%, 3/15/2025		$440,000	$453,805
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)		870,000	917,102
Albertsons Cos. LLC/Safeway, Inc., 5.875%, 2/15/2028 (n)		45,000	48,600
Auchan Holding S.A., 3.25%, 7/23/2027	EUR	100,000	137,022
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	262,000	222,196

			$1,778,725
Supranational - 0.6%
Corporacion Andina de Fomento, 1.625%, 6/03/2025	EUR	230,000	$290,021
European Union, 0.01%, 7/04/2035		240,000	294,091
European Union, 0.3%, 11/04/2050		225,000	289,434
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	210,000	180,916
West African Development Bank, 4.7%, 10/22/2031		$200,000	214,500
West African Development Bank, 4.7%, 10/22/2031 (n)		1,055,000	1,131,487

			$2,400,449

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Telecommunications - Wireless - 3.7%
Altice France S.A., 7.375%, 5/01/2026 (n)		$1,090,000	$1,144,500
Altice France S.A., 5.875%, 2/01/2027	EUR	445,000	565,985
Altice France S.A., 8.125%, 2/01/2027 (n)		$875,000	964,687
Altice France S.A., 5.5%, 1/15/2028 (n)		200,000	209,000
Altice France S.A., 6%, 2/15/2028 (n)		655,000	664,792
American Tower Corp., REIT, 3.5%, 1/31/2023		200,000	212,795
American Tower Corp., REIT, 4%, 6/01/2025		250,000	281,840
American Tower Corp., REIT, 0.5%, 1/15/2028	EUR	175,000	209,766
Crown Castle International Corp., 1.35%, 7/15/2025		$99,000	100,595
Crown Castle International Corp., 3.7%, 6/15/2026		157,000	176,423
Digicel International Finance Ltd., 8.75%, 5/25/2024 (n)		400,000	407,000
Millicom International Cellular S.A., 5.125%, 1/15/2028		706,000	754,573
Rogers Communications, Inc., 3.7%, 11/15/2049		106,000	126,472
SBA Communications Corp., 4.875%, 9/01/2024		895,000	917,375
SBA Communications Corp., 3.875%, 2/15/2027 (n)		1,231,000	1,267,930
Sprint Capital Corp., 6.875%, 11/15/2028		1,065,000	1,382,050
Sprint Corp., 7.125%, 6/15/2024		275,000	320,031
Sprint Corp., 7.625%, 3/01/2026		2,265,000	2,816,494
T-Mobile USA, Inc., 3.5%, 4/15/2025 (n)		330,000	364,102
T-Mobile USA, Inc., 6.5%, 1/15/2026		625,000	649,363
T-Mobile USA, Inc., 5.375%, 4/15/2027		910,000	973,700

			$14,509,473
Telephone Services - 0.0%
Iliad S.A., 2.375%, 6/17/2026	EUR	100,000	$122,850

Tobacco - 0.3%
B.A.T. International Finance PLC, 2.25%, 6/26/2028	GBP	100,000	$136,176
B.A.T. Netherlands Finance B.V., 2.375%, 10/07/2024	EUR	164,000	211,919
Vector Group Ltd., 6.125%, 2/01/2025 (n)		$310,000	313,875
Vector Group Ltd., 10.5%, 11/01/2026 (n)		535,000	573,788

			$1,235,758
Transportation - Services - 0.4%
Abertis Infraestructuras S.A., 3.375%, 11/27/2026	GBP	100,000	$145,047
Abertis Infraestructuras S.A., 1.875%, 3/26/2032	EUR	200,000	249,787
ERAC USA Finance LLC, 7%, 10/15/2037 (n)		$120,000	183,649
Q-Park Holding I B.V., 2%, 3/01/2027	EUR	380,000	439,404
Transurban Finance Co., 1.75%, 3/29/2028		100,000	132,093
Vinci S.A., 3.75%, 4/10/2029 (n)		$303,000	357,268

			$1,507,248

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
U.S. Treasury Obligations - 6.6%
U.S. Treasury Bonds, 3%, 2/15/2048		$121,000	$161,124
U.S. Treasury Bonds, 2.25%, 8/15/2049		115,500	134,278
U.S. Treasury Bonds, 2.375%, 11/15/2049		4,500,000	5,369,062
U.S. Treasury Notes, 2.375%, 5/15/2029		7,152,000	8,114,726
U.S. Treasury Notes, 1.125%, 8/15/2040 (f)		12,676,000	12,164,999

			$25,944,189
Utilities - Electric Power - 3.6%
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024 (n)		$1,081,000	$1,183,695
Adani Transmission Ltd., 4.25%, 5/21/2036 (n)		193,000	201,542
AusNet Services Holdings Pty Ltd., 0.625%, 8/25/2030	EUR	100,000	123,920
Clearway Energy Operating LLC, 5.75%, 10/15/2025		$2,020,000	2,126,050
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)		285,000	305,640
Duke Energy Corp., 3.75%, 9/01/2046		311,000	371,839
Duke Energy Corp., 4.2%, 6/15/2049		106,000	138,128
Enel Finance International N.V., 3.5%, 4/06/2028 (n)		200,000	227,953
Enel S.p.A., 2.25% to 03/10/2027, FLR (EUR Swap Rate - 5yr. + 2.679%) to 03/10/2032, FLR (EUR Swap Rate - 5yr. + 2.929%) to 3/10/2047, FLR (EUR Swap Rate - 5yr. + 3.679%) to 12/31/2099	EUR	100,000	123,710
ENGIE Energía Chile S.A., 3.4%, 1/28/2030 (n)		$206,000	222,173
FirstEnergy Corp., 2.65%, 3/01/2030		178,000	175,653
Georgia Power Co., 3.7%, 1/30/2050		156,000	188,664
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029 (n)		280,000	294,760
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029		592,000	623,207
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)		1,125,000	1,189,688
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)		355,000	388,725
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)		1,055,000	1,110,419
PG&E Corp., 5%, 7/01/2028		895,000	955,413
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)		250,000	252,003
Southern California Edison Co.’s First & Refunding Mortgage
Bonds, 3.65%, 2/01/2050		104,000	120,974
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033 (n)		819,928	912,412
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)		379,000	389,896
TerraForm Power Operating Co., 5%, 1/31/2028 (n)		920,000	1,028,100
Transelec S.A., 4.25%, 1/14/2025 (n)		600,000	653,250
Virginia Electric & Power Co., 3.5%, 3/15/2027		475,000	543,835
WEC Energy Group, Inc., 1.8%, 10/15/2030		450,000	451,198

			$14,302,847

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Utilities - Water - 0.0%
Severn Trent Utilities Finance PLC, 2%, 6/02/2040	GBP	100,000	$140,859
Total Bonds (Identified Cost, $449,398,111)			$471,227,073

Common Stocks - 1.3%
Construction - 0.1%
ICA Tenedora, S.A. de C.V. (a)		110,829	$225,600

Energy - Independent - 0.0%
Frontera Energy Corp.		16,354	$36,306

Oil Services - 0.0%
LTRI Holdings LP (a)(u)		615	$173,750

Special Products & Services - 1.2%
iShares iBoxx $ High Yield Corporate Bond ETF		54,000	$4,661,280
Total Common Stocks (Identified Cost, $5,949,092)			$5,096,936

Floating Rate Loans (r) - 0.2%
Broadcasting - 0.0%
Nexstar Broadcasting, Inc., Term Loan B4, 2.899%, 9/18/2026		$88,863	$87,768

Cable TV - 0.0%
CSC Holdings LLC, Term Loan B5, 2.639%, 4/15/2027		$102,228	$99,778

Chemicals - 0.1%
Axalta Coating Systems U.S. Holdings, Inc., Term Loan B3, 1.97%, 6/01/2024		$151,289	$148,480
Element Solutions, Inc., Term Loan B1, 2.145%, 1/31/2026		101,970	99,962

			$248,442
Computer Software - Systems - 0.0%
SS&C Technologies, Inc., Term Loan B5, 1.895%, 4/16/2025		$101,945	$100,507

Medical & Health Technology & Services - 0.1%
DaVita Healthcare Partners, Inc., Term Loan B, 1.895%, 8/12/2026		$101,972	$100,712
Jaguar Holding Co. II, Term Loan, 3.5%, 8/18/2022		101,924	101,682

			$202,394
Pharmaceuticals - 0.0%
Bausch Health Companies, Inc., Term Loan B, 2.893%, 11/27/2025		$94,171	$92,406
Total Floating Rate Loans (Identified Cost, $846,599)			$831,295

Portfolio of Investments – continued

Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
Warrants - 0.0%
Forest & Paper Products - 0.0%
Appvion Holdings Corp. - Tranche A (1 share for 1 warrant, Expiration 6/13/23) (a)	$27.17	8/24/18	274	$0
Appvion Holdings Corp. - Tranche B (1 share for 1 warrant, Expiration 6/13/23) (a)	31.25	8/24/18	274	0
Total Warrants (Identified Cost, $0)				$0

Investment Companies (h) - 4.9%
Money Market Funds - 4.9%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $19,287,751)			19,288,281	$19,288,281

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options - 0.1%
Other - 0.1%
U.S. Treasury 10 yr -Interest Rate Swap - Fund pays 1.75%, Fund receives FLR (3-month LIBOR) September 2022 (Premiums Paid, $173,865)	Put	Merrill Lynch International	$20,100,000	$20,100,000	$204,491

Other Assets, Less Liabilities - (25.9)%					(102,110,193)
Net Assets - 100.0%					$394,537,883

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts and uncleared swap agreements.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $19,288,281 and $477,359,795, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $225,523,879, representing 57.2% of net assets.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(r)

The remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. The interest rate shown represents the weighted average of the floating interest rates on settled contracts

Portfolio of Investments – continued

within the loan facility at period end, unless otherwise indicated. The floating interest rates on settled contracts are determined periodically by reference to a base lending rate and a spread.
(u)

The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Afren PLC, 10.25%, 4/08/2019	3/01/12-4/02/13	$475,593	$226
MF1 CLO Ltd., 2020-FL3, “AS”, FLR, 2.99% (LIBOR - 1mo. + 2.85%), 7/15/2035	6/12/20	428,000	431,476
Total Restricted Securities			$431,702
% of Net assets			0.1%

The following abbreviations are used in this report and are defined:

AGM	Assured Guaranty Municipal
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NATL	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (Offshore)
CNY	China Yuan Renminbi
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
ISK	Iceland Krona
JPY	Japanese Yen
KRW	South Korean Won

Portfolio of Investments – continued

MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

Derivative Contracts at 11/30/20

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
AUD	477,101	USD	348,752	Citibank N.A.	1/15/2021	$1,626
AUD	387,939	USD	284,223	HSBC Bank	1/15/2021	676
CAD	1,750,115	USD	1,338,615	Citibank N.A.	1/15/2021	9,404
CAD	109,179	USD	81,972	JPMorgan Chase Bank N.A.	1/15/2021	2,122
CLP	1,042,455,000	USD	1,345,277	Citibank N.A.	1/28/2021	24,397
EUR	845,804	USD	1,006,016	Brown Brothers Harriman	1/15/2021	4,311
EUR	4,208,550	USD	4,977,623	Citibank N.A.	1/15/2021	49,557
EUR	820,659	USD	977,878	Credit Suisse Group	1/15/2021	2,414
EUR	401,002	USD	476,147	Goldman Sachs International	1/15/2021	2,857
EUR	1,418,192	USD	1,663,203	JPMorgan Chase Bank N.A.	1/15/2021	30,851
EUR	365,338	USD	433,793	Merrill Lynch International	1/15/2021	2,609
EUR	421,737	USD	499,983	UBS AG	1/15/2021	3,789
GBP	104,397	USD	139,214	Barclays Bank PLC	1/15/2021	57
GBP	68,000	USD	87,995	Goldman Sachs International	1/15/2021	2,721
GBP	134,760	USD	174,663	State Street Bank Corp.	1/15/2021	5,114
GBP	107,952	USD	142,547	UBS AG	1/15/2021	1,465
JPY	27,348,785	USD	261,735	Merrill Lynch International	1/15/2021	478
KRW	2,090,000,000	USD	1,841,231	Barclays Bank PLC	2/04/2021	46,998
KRW	18,240,500	USD	16,077	JPMorgan Chase Bank N.A.	2/04/2021	402
MXN	76,991,180	USD	3,581,933	Goldman Sachs International	1/15/2021	210,162
NOK	49,515,000	USD	5,359,152	Merrill Lynch International	1/15/2021	208,236
NZD	1,119,213	USD	771,834	Citibank N.A.	1/15/2021	13,018
NZD	7,606,108	USD	5,157,115	Goldman Sachs International	1/15/2021	176,694

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
NZD	1,431,762	USD	992,528	HSBC Bank	1/15/2021	$11,499
NZD	5,150,000	USD	3,552,017	JPMorgan Chase Bank N.A.	1/15/2021	59,438
NZD	263,098	USD	173,947	Merrill Lynch International	1/15/2021	10,551
SEK	31,250,000	USD	3,562,167	Brown Brothers Harriman	1/15/2021	85,140
SGD	2,141	USD	1,579	Goldman Sachs International	1/15/2021	18
TRY	3,731,000	USD	467,009	UBS AG	1/15/2021	2,442
USD	57,988	EUR	48,452	JPMorgan Chase Bank N.A.	1/15/2021	111
USD	153,645	GBP	115,000	Brown Brothers Harriman	1/15/2021	230
USD	243,532	GBP	182,220	Citibank N.A.	1/15/2021	442

						$969,829

Liability Derivatives
AUD	480,684	USD	353,573	Goldman Sachs International	1/15/2021	$(564)
AUD	907,792	USD	668,317	HSBC Bank	1/15/2021	(1,643)
EUR	319,080	USD	381,201	Citibank N.A.	1/15/2021	(55)
IDR	12,624,408,000	USD	893,321	JPMorgan Chase Bank N.A.	1/19/2021	(3,378)
TRY	1,250,000	USD	162,496	Citibank N.A.	1/15/2021	(5,215)
TRY	6,152,000	USD	772,467	Credit Suisse Group	1/25/2021	(1,301)
TRY	1,808,000	USD	235,018	JPMorgan Chase Bank N.A.	1/15/2021	(7,527)
TRY	985,000	USD	126,201	UBS AG	1/25/2021	(2,729)
USD	8,259,712	AUD	11,528,907	Goldman Sachs International	1/15/2021	(207,010)
USD	3,048	AUD	4,326	UBS AG	1/15/2021	(129)
USD	4,379,793	CAD	5,771,802	Barclays Bank PLC	1/15/2021	(65,913)
USD	871,859	CAD	1,160,407	Citibank N.A.	1/15/2021	(21,940)
USD	2,796,014	CAD	3,670,238	HSBC Bank	1/15/2021	(30,972)
USD	1,331,190	CLP	1,042,455,000	Citibank N.A.	1/28/2021	(38,483)
USD	3,990,953	CNH	26,901,000	Citibank N.A.	1/15/2021	(81,795)
USD	54,305,994	EUR	46,128,694	Citibank N.A.	1/15/2021	(795,484)
USD	264,360	EUR	225,000	Goldman Sachs International	1/15/2021	(4,406)
USD	353,797	EUR	298,035	JPMorgan Chase Bank N.A.	1/15/2021	(2,211)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
USD	2,484,609	EUR	2,098,632	Merrill Lynch International	1/15/2021	$(22,239)
USD	671,916	EUR	565,091	UBS AG	1/15/2021	(3,094)
USD	155,126	GBP	116,386	Citibank N.A.	1/15/2021	(139)
USD	666,479	GBP	500,000	Goldman Sachs International	1/15/2021	(544)
USD	621,854	GBP	480,025	HSBC Bank	1/15/2021	(18,521)
USD	10,551,776	GBP	8,151,429	JPMorgan Chase Bank N.A.	1/15/2021	(322,607)
USD	817,162	GBP	618,969	UBS AG	1/15/2021	(8,571)
USD	889,944	IDR	13,255,717,500	JPMorgan Chase Bank N.A.	1/19/2021	(44,502)
USD	357,229	JPY	37,574,003	HSBC Bank	1/15/2021	(3,021)
USD	3,399,224	JPY	358,103,832	Merrill Lynch International	1/15/2021	(34,184)
USD	940,945	KRW	1,050,000,000	Barclays Bank PLC	2/04/2021	(7,687)
USD	873,003	KRW	972,962,000	Citibank N.A.	2/04/2021	(6,028)
USD	969,142	MXN	21,000,000	Citibank N.A.	1/15/2021	(65,185)
USD	980,604	NOK	8,968,000	Goldman Sachs International	1/15/2021	(27,743)
USD	741,370	NOK	7,100,000	JPMorgan Chase Bank N.A.	1/15/2021	(56,943)
USD	7,340,917	NZD	11,047,762	Citibank N.A.	1/15/2021	(406,363)
USD	298,278	NZD	425,636	UBS AG	1/15/2021	(201)
USD	4,020,516	SEK	35,380,537	Brown Brothers Harriman	1/15/2021	(108,882)
USD	895,154	TWD	25,767,000	JPMorgan Chase Bank N.A.	12/28/2020	(9,065)
USD	205,927	ZAR	3,370,252	Brown Brothers Harriman	1/15/2021	(10,459)
USD	1,490,550	ZAR	24,799,776	State Street Bank Corp.	1/15/2021	(101,711)

						$(2,528,444)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Interest Rate Futures
Euro-Buxl 30 yr	Long	EUR	8	$2,161,636	December - 2020	$12,937
U.S. Treasury Bond	Long	USD	48	8,395,500	March - 2021	40,633
U.S. Treasury Ultra Bond	Long	USD	28	6,048,875	March - 2021	37,521

						$91,091

Portfolio of Investments – continued

Futures Contracts - continued

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives

Interest Rate Futures
Canadian Treasury Bond 10 yr	Short	CAD	25	$2,865,173	March - 2021	$(1,040)
Euro-Bobl 5 yr	Short	EUR	227	36,663,215	December - 2020	(70,949)
Euro-Bund 10 yr	Short	EUR	100	20,904,706	December - 2020	(155,072)
Japan Government Bond 10 yr	Short	JPY	6	8,737,356	December - 2020	(11,006)
Long Gilt 10 yr	Short	GBP	41	7,334,713	March - 2021	(1,779)
U.S. Treasury Note 10 yr	Short	USD	362	50,018,219	March - 2021	(126,705)
U.S. Treasury Note 2 yr	Short	USD	60	13,251,094	March - 2021	(4,024)
U.S. Treasury Note 5 yr	Short	USD	122	15,375,812	March - 2021	(19,509)
U.S. Treasury Ultra Note 10 yr	Short	USD	29	4,556,625	March - 2021	(18,587)

						$(408,671)

Uncleared Swap Agreements

Maturity Date		Notional Amount	Counter- party	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Liability Derivatives

Credit Default Swaps
12/20/25	EUR	220,000	Goldman Sachs International	1%/Quarterly	(1)	$1,638	$(9,147)	$(7,509)

(1)

Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in Unibail-Rodamco-Westfield SE, 1.375%, 3/09/26 a BBB+ rated credit default swap index. The fund entered into the contract to gain issuer exposure.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, than the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At November 30, 2020, the fund had cash collateral of $1,530,000 and other liquid securities with an aggregate value of $1,339,727 to cover any collateral or margin obligations for securities sold short and certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $456,367,667)	$477,359,795
Investments in affiliated issuers, at value (identified cost, $19,287,751)	19,288,281
Cash	275,145
Foreign currency, at value (identified cost, $504,884)	505,559
Restricted cash for
Forward foreign currency exchange contracts	1,530,000
Receivables for
Forward foreign currency exchange contracts	969,829
Net daily variation margin on open futures contracts	53,984
Investments sold	1,254,891
TBA sale commitments	4,124,467
Interest	5,101,615
Other assets	3,482
Total assets	$510,467,048

Liabilities
Notes payable	$100,000,000
Payables for
Distributions	183,240
Forward foreign currency exchange contracts	2,528,444
Investments purchased	4,368,130
TBA purchase commitments	8,456,745
Uncleared swaps, at value (net of unamortized premiums received, $9,147)	7,509
Payable to affiliates
Investment adviser	25,025
Administrative services fee	669
Transfer agent and dividend disbursing costs	2,570
Payable for independent Trustees’ compensation	7
Accrued interest expense	66,010
Deferred country tax expense payable	101,938
Accrued expenses and other liabilities	188,878
Total liabilities	$115,929,165
Net assets	$394,537,883

Net assets consist of
Paid-in capital	$392,615,607
Total distributable earnings (loss)	1,922,276
Net assets	$394,537,883
Shares of beneficial interest outstanding	44,314,972
Net asset value per share (net assets of $394,537,883 / 44,314,972 shares of beneficial interest outstanding)	$8.90

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$19,922,366
Dividends	187,601
Dividends from affiliated issuers	104,623
Other	31,757
Foreign taxes withheld	(4,568)
Total investment income	$20,241,779
Expenses
Management fee	$2,189,585
Transfer agent and dividend disbursing costs	47,767
Administrative services fee	62,239
Independent Trustees’ compensation	59,905
Stock exchange fee	44,063
Custodian fee	69,822
Shareholder communications	138,817
Audit and tax fees	89,277
Legal fees	17,879
Interest expense and fees	1,153,418
Miscellaneous	65,855
Total expenses	$3,938,627
Net investment income (loss)	$16,303,152

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $72,213 country tax)	$14,453,066
Affiliated issuers	(3,340)
Written options	7,538
Futures contracts	(4,282,564)
Swap agreements	605,376
Forward foreign currency exchange contracts	(4,673,853)
Foreign currency	15,715
Net realized gain (loss)	$6,121,938
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $81,507 decrease in deferred country tax)	$7,532,411
Affiliated issuers	(1,272)
Written options	(1,088)
Futures contracts	(1,541,797)
Swap agreements	(1,024)
Forward foreign currency exchange contracts	(490,411)
Translation of assets and liabilities in foreign currencies	27,075
Net unrealized gain (loss)	$5,523,894
Net realized and unrealized gain (loss)	$11,645,832
Change in net assets from operations	$27,948,984

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	11/30/20	11/30/19
Change in net assets

From operations
Net investment income (loss)	$16,303,152	$16,482,434
Net realized gain (loss)	6,121,938	5,171,726
Net unrealized gain (loss)	5,523,894	31,787,566
Change in net assets from operations	$27,948,984	$53,441,726
Distributions to shareholders	$(17,806,433)	$(20,162,268)
Tax return of capital distributions to shareholders	$(13,274,571)	$(11,787,342)
Change in net assets from fund share transactions	$(5,575,545)	$(14,697,970)
Total change in net assets	$(8,707,565)	$6,794,146

Net assets
At beginning of period	403,245,448	396,451,302
At end of period	$394,537,883	$403,245,448

See Notes to Financial Statements

Financial Statements

STATEMENT OF CASH FLOWS

Year ended 11/30/20

This statement provides a summary of cash flows from investment activity for the fund.

Cash flows from operating activities:
Change in net assets from operations	$27,948,984

Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(617,890,202)
Proceeds from disposition of investment securities	656,267,349
Purchase of short-term investments, net	(8,872,398)
Realized gain/loss on investments	(14,525,279)
Unrealized appreciation/depreciation on investments	(7,449,632)
Unrealized appreciation/depreciation on foreign currency contracts	490,411
Unrealized appreciation/depreciation on swaps	1,024
Net amortization/accretion of income	888,620
Decrease in interest receivable	160,086
Decrease in accrued expenses and other liabilities	3,552
Decrease in receivable for net daily variation margin on open futures contracts	37,805
Decrease in other assets	122
Decrease in interest payable	(112,621)
Net cash provided by operating activities	$36,947,821

Cash flows from financing activities:
Distributions paid in cash	(31,071,128)
Repurchase of shares of beneficial interest	(5,575,545)
Decrease in payable to custodian	(44,079)
Net cash used by financing activities	$(36,690,752)
Net increase in cash and restricted cash	$257,069

Cash and restricted cash:
Beginning of period (including foreign currency of $634,635)	$2,053,635
End of period (including foreign currency of $505,559)	$2,310,704

Supplemental disclosure of cash flow information:

Cash paid during the year ended November 30, 2020 for interest was $1,266,039.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended

	11/30/20	11/30/19	11/30/18	11/30/17	11/30/16
Net asset value, beginning of period	$8.94	$8.44	$9.26	$9.26	$9.20

Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.36	$0.35	$0.39	$0.46	(c)
Net realized and unrealized gain (loss)	0.27	0.80	(0.50)	0.33	0.32
Total from investment operations	$0.64	$1.16	$(0.15)	$0.72	$0.78

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.44)	$(0.43)	$(0.32)	$(0.50)
From tax return of capital	(0.30)	(0.26)	(0.28)	(0.43)	(0.24)
Total distributions declared to shareholders	$(0.70)	$(0.70)	$(0.71)	$(0.75)	$(0.74)
Net increase from repurchase of capital shares	$0.02	$0.04	$0.04	$0.03	$0.02
Net asset value, end of period (x)	$8.90	$8.94	$8.44	$9.26	$9.26
Market value, end of period	$8.53	$8.32	$7.41	$8.40	$8.35
Total return at market value (%)	11.58	22.47	(3.56)	9.67	15.19
Total return at net asset value (%) (j)(r)(s)(x)	8.35	15.54	(0.36)	9.02	9.97	(c)

Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.02	1.40	1.26	1.05	0.99	(c)
Net investment income (loss)	4.20	4.11	4.00	4.16	5.01	(c)
Portfolio turnover	129	94	96	52	43
Net assets at end of period (000 omitted)	$394,538	$403,245	$396,451	$456,591	$477,122

Supplemental Ratios (%):
Ratios of expenses to average net assets excluding interest expense and fees (f)	0.72	0.70	0.70	0.71	0.73	(c)

Senior Securities:
Total notes payable outstanding (000 omitted)	$100,000	$100,000	$100,000	$100,000	$100,000
Asset coverage per $1,000 of indebtedness (k)	$4,945	$5,032	$4,965	$5,566	$5,771

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)

Calculated by subtracting the fund’s total liabilities (not including notes payable) from the fund’s total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.

(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)

The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Charter Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Notes to Financial Statements – continued

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that increased the beginning of period cost of investments and decreased the unrealized appreciation on investments by offsetting amounts. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day

Notes to Financial Statements – continued

for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of

Notes to Financial Statements – continued

input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of November 30, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$4,661,280	$0	$173,750	$4,835,030
Mexico	—	225,600	—	225,600
Canada	36,306	—	—	36,306
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	26,148,680	—	26,148,680
Non-U.S. Sovereign Debt	—	102,814,168	—	102,814,168
Municipal Bonds	—	3,158,832	—	3,158,832
U.S. Corporate Bonds	—	236,943,207	—	236,943,207
Residential Mortgage-Backed Securities	—	17,086,747	—	17,086,747
Commercial Mortgage-Backed Securities	—	2,957,059	—	2,957,059
Asset-Backed Securities (including CDOs)	—	6,009,300	—	6,009,300
Foreign Bonds	—	76,313,571	—	76,313,571
Floating Rate Loans	—	831,295	—	831,295
Mutual Funds	19,288,281	—	—	19,288,281
Total	$23,985,867	$472,488,459	$173,750	$496,648,076

Other Financial Instruments
Futures Contracts – Assets	$91,091	$—	$—	$91,091
Futures Contracts – Liabilities	(408,671)	—	—	(408,671)
Forward Foreign Currency Exchange Contracts – Assets	—	969,829	—	969,829
Forward Foreign Currency Exchange Contracts – Liabilities	—	(2,528,444)	—	(2,528,444)
Swap Agreements – Liabilities	—	(7,509)	—	(7,509)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 11/30/19	$311,061
Change in unrealized appreciation or depreciation	(137,311)
Balance as of 11/30/20	$173,750

Notes to Financial Statements – continued

The net change in unrealized appreciation or depreciation from investments held as level 3 at November 30, 2020 is $(137,311). At November 30, 2020, the fund held one level 3 security.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$91,091	$(408,671)
Interest Rate	Purchased Interest Rate Options	204,491	—
Foreign Exchange	Forward Foreign Currency Exchange Contracts	969,829	(2,528,444)
Credit	Credit Default Swaps	—	(7,509)
Total		$1,265,411	$(2,944,624)

(a)

The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the fund’s Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$(4,282,564)	$—	$—	$(242,001)	$—
Foreign Exchange	—	—	(4,673,853)	—	—
Credit	—	605,376	—	—	7,538
Total	$(4,282,564)	$605,376	$(4,673,853)	$(242,001)	$7,538

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended November 30, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$(1,541,797)	$—	$—	$27,324	$—
Foreign Exchange	—	—	(490,411)	—	—
Credit	—	(1,024)	—	—	(1,088)
Total	$(1,541,797)	$(1,024)	$(490,411)	$27,324	$(1,088)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the

Notes to Financial Statements – continued

credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest expense and fees” in the Statement of Operations.

Written Options – In exchange for a premium, the fund wrote call options on securities for which it anticipated the price would decline and also wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit

Notes to Financial Statements – continued

of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily

Notes to Financial Statements – continued

fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing

Notes to Financial Statements – continued

broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by

Notes to Financial Statements – continued

the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. At November 30, 2020, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.

Loans and Other Direct Debt Instruments –The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Statement of Cash Flows – Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the fund’s Statement of Assets and Liabilities includes cash on hand at the fund’s custodian bank and does not include any short-term investments. Restricted cash is presented in the fund’s Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives and represents cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities with that shown in the Statement of Cash Flows:

11/30/20
Cash	$780,704
Restricted cash	1,530,000
Restricted cash included in deposits with brokers	—
Total cash and restricted cash in the Statement of Cash Flows	$2,310,704

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home

Notes to Financial Statements – continued

Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.

The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.

To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other.

This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. The fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, wash sale loss deferrals, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 11/30/20	Year ended 11/30/19
Ordinary income (including any short-term capital gains)	$17,806,433	$20,162,268
Tax return of capital (b)	13,274,571	11,787,342

Total distributions	$31,081,004	$31,949,610

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/20

Cost of investments	$480,845,377
Gross appreciation	21,775,649

Gross depreciation	(7,856,654)
Net unrealized appreciation (depreciation)	$13,918,995

Capital loss carryforwards	(11,739,862)
Other temporary differences	(256,857)

As of November 30, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Long-Term	$(11,739,862)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the fund’s average daily net assets and 4.57% of gross income less interest expense from leveraging. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended November 30, 2020 was equivalent to an annual effective rate of 0.56% of the fund’s average daily net assets.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended November 30, 2020, these fees paid to MFSC amounted to $15,214.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2020 was equivalent to an annual effective rate of 0.0160% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Notes to Financial Statements – continued

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended November 30, 2020, the fund engaged in purchase transactions pursuant to this policy, which amounted to $318,435.

(4) Portfolio Securities

For the year ended November 30, 2020, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$218,581,779	$236,966,540
Non-U.S. Government securities	395,932,978	412,005,511

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. The fund repurchased 779,223 shares of beneficial interest during the year ended November 30, 2020 at an average price per share of $7.15 and a weighted average discount of 10.74% per share. The fund repurchased 1,895,711 shares of beneficial interest during the year ended November 30, 2019 at an average price per share of $7.75 and a weighted average discount of 10.16% per share. Transactions in fund shares were as follows:

	Year ended 11/30/20		Year ended 11/30/19

	Shares	Amount	Shares	Amount
Capital shares repurchased	(779,223)	$(5,575,545)	(1,895,711)	$(14,697,970)

(6) Loan Agreement

The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $100,000,000. At November 30, 2020, the fund had outstanding borrowings under this agreement in the amount of $100,000,000, which are secured by a lien on the fund’s assets. The loan’s carrying value in the fund’s Statement of Assets and Liabilities approximates its fair value. The loan value as of the reporting date is considered level 2 under the fair value hierarchy. The credit agreement matures on August 19, 2021. Borrowings under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to LIBOR plus an agreed upon spread with the option to choose LIBOR periods of overnight, 1, 2, 3, or 6 months, or at the option of the borrower an alternate base rate plus an agreed upon spread. The fund incurred interest expense of $1,142,485 during the period, which is included in “Interest expense and fees” in the Statement of

Operations. The fund may also be charged a commitment fee based on the average

Notes to Financial Statements – continued

daily unused portion of the revolving secured line of credit. The fund did not incur a commitment fee during the period. For the year ended November 30, 2020, the average loan balance was $100,000,000 at a weighted average annual interest rate of 1.14%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$10,417,155	$165,788,004	$156,912,266	$(3,340)	$(1,272)	$19,288,281

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$104,623	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of MFS Charter Income Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Charter Income Trust (the “Fund”), including the portfolio of investments, as of November 30, 2020, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2020, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

January 14, 2021

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS Charter Income Trust, which was held on October 1, 2020, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withheld Authority
Steven E. Buller	33,783,226.304	5,559,655.806
Peter D. Jones	38,865,623.304	517,258.806
John P. Kavanaugh	38,783,615.492	599,266.618

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of January 1, 2021, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	2022	133	Massachusetts Financial Services Company, Non-Executive Chairman (since January 2021); Director, Chairman of the Board; Executive Chairman (January 2017-2020); Co-Chief Executive Officer (2015-2016)	N/A

Michael W. Roberge (k) (age 54)	Trustee	January 2021	2023	133	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; President (until December 2018); Chief Investment Officer (until December 2018); Co-Chief Executive Officer (until December 2016)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	2023	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	2023	133	Private investor	N/A

John A. Caroselli (age 66)	Trustee	March 2017	2021	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A

Maureen R. Goldfarb (age 65)	Trustee	January 2009	2022	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	2023	133	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
James W. Kilman, Jr. (age 59)	Trustee	January 2019	2021	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	2021	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director

Maryanne L. Roepke (age 64)	Trustee	May 2014	2022	133	Private investor	N/A

Laurie J. Thomsen (age 63)	Trustee	March 2005	2022	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	N/A	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	N/A	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	N/A	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	N/A	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	N/A	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	N/A	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	N/A	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	N/A	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	N/A	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 50)	Assistant Treasurer	September 2012	N/A	133	Massachusetts Financial Services Company, Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	N/A	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	N/A	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer

James O. Yost (k) (age 60)	Treasurer	September 1990	N/A	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal. Mr. Roberge was appointed as a Trustee effective January 1, 2021. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Trustees and Officers – continued

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
111 Huntington Avenue	1 Lincoln Street
Boston, MA 02199-7618	Boston, MA 02111-2900
Portfolio Manager(s)	Independent Registered Public Accounting Firm
Robert Spector	Ernst & Young LLP
Ward Brown	200 Clarendon Street
Philipp Burgener	Boston, MA 02116
David Cole
Pilar Gomez-Bravo
Andy Li
Henry Peabody
Robert Persons
Matt Ryan
Michael Skatrud
Erik Weisman

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Charter Income Trust

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2019 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of

Board Review of Investment Advisory Agreement – continued

various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 10th out of a total of 22 funds in the Broadridge performance universe for the five-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 7th out of a total of 29 funds for the one-year period and 13th out of a total of 26 funds for the three-year period ended December 31, 2019. Given the size of the Broadridge performance universe and information previously provided by MFS regarding differences between the Fund and the other funds in its Broadridge performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund outperformed its custom benchmark for each of the one-, three- and five-year periods ended December 31, 2019 (one-year: 16.7% total return for the Fund versus 11.8% total return for the benchmark; three-year: 7.6% total return for the Fund versus 5.4% total return for the benchmark; five-year: 6.9% total return for the Fund versus 4.9% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during

Board Review of Investment Advisory Agreement – continued

the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/closedendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/closedendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

Additional information about the fund (e.g., performance, dividends and the fund’s price history) is also available at mfs.com/closedendfunds by choosing the fund’s name, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation §1.163(j)-1(b).

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

TRANSFER AGENT, REGISTRAR, AND

DIVIDEND DISBURSING AGENT

CALL

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

WRITE

Computershare Trust Company, N.A.

P.O. Box 505005

Louisville, KY 40233-5005

New York Stock Exchange Symbol: MCR

Item 1(b):

A copy of the notice transmitted to the Registrant’s shareholders in reliance on Rule 30e-3 of the Investment Company Act of 1940, as amended that contains disclosure specified by paragraph (c)(3) of Rule 30e-3 is attached hereto as EX-99.30e-3Notice.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2020 and 2019, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2020	2019
Fees billed by E&Y:
MFS Charter Income Trust	60,220	60,026

For the fiscal years ended November 30, 2020 and 2019, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS Charter Income Trust	12,077	11,875	11,103	10,927	1,580	1,115

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Charter Income Trust*	2,321,898	1,679,277	0	0	104,750	34,950

	Aggregate Fees for Non-audit Services
	2020	2019
Fees Billed by E&Y:
To MFS Charter Income Trust, MFS and MFS Related Entities#	2,712,138	1,881,144

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Steven E. Buller, James Kilman and Clarence Otis, Jr. and Ms. Maryanne L. Roepke.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A copy of the proxy voting policies and procedures are attached hereto as EX-99.PROXYPOL.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the MFS Charter Income Trust (the “Fund”), is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Robert Persons will no longer be a portfolio manager of the Fund on June 30, 2021.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Robert Spector	Lead and Debt Instruments Portfolio Manager	2015	Investment Office of MFS; employed in the investment area of MFS since 2011.

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area of MFS since 2005.

Philipp Burgener	Structured Securities Portfolio Manager	2019	Investment Officer of MFS; employed in the investment management area of MFS since 2003.

David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004.

Pilar Gomez-Bravo	Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment area of MFS since 2013.

Andy Li	Investment Grade Debt Instruments Portfolio Manager	2019	Employed in the investment area of MFS since 2018, Portfolio Manager at Man GLG from 2014 to 2018.

Henry Peabody	Investment Grade Debt Instruments Portfolio Manager	2019	Investment Officer of MFS; employed in the investment area of MFS since July 2019; Portfolio Manager and Analyst at Eaton Vance Management from 2014 to June 2019.

Robert Persons	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment area of MFS since 2000.

Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1997.

Michael Skatrud	Below Investment Grade Debt Instruments Portfolio Manager	2018	Investment Officer of MFS; employed in the investment area of MFS since 2013.

Erik Weisman	Sovereign Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area of MFS since 2002.

Compensation

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2019, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2019, the following benchmarks were used to measure the following portfolio manager’s performance for the Fund:

Fund	Portfolio Manager	Benchmark(s)
	Ward Brown	JPMorgan Emerging Markets Bond Index Global

	Philipp Burgener	Bloomberg Barclays U.S. Government/Mortgage Bond Index

	David Cole	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index

Pilar Gomez-Bravo

FTSE World Government Bond Non-Dollar Hedged Index

JPMorgan Emerging Markets Bond Index Global

Bloomberg Barclay’s U.S. High-Yield Corporate Bond 2% Issuer Capped Index

Bloomberg Barclays U.S. Credit Bond Index

Bloomberg Barclays U.S. Government/Mortgage Bond Index

Andy Li	Bloomberg Barclays Global Aggregate Credit Bond Index

Henry Peabody	Bloomberg Barclays Global Aggregate Credit Bond Index

Robert Persons	Bloomberg Barclays Global Aggregate Credit Bond Index

Matt Ryan	JPMorgan Emerging Markets Bond Index Global

Michael Skatrud	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index

Robert Spector

FTSE World Government Bond Non-Dollar Hedged Index

JPMorgan Emerging Markets Bond Index Global

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index

Bloomberg Barclays U.S. Credit Bond Index

Bloomberg Barclays U.S. Government/Mortgage Bond Index

Erik Weisman	FTSE World Government Bond Non-Dollar Hedged Index

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended November 30, 2020. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Ward Brown	N
Philipp Burgener	N
David Cole	N
Pilar Gomez-Bravo	N
Andy Li	N
Henry Peabody	N
Robert Persons	N
Matt Ryan	N
Michael Skatrud	N
Robert Spector	N
Erik Weisman	N

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or sub-advised by MFS or an affiliate. The number and assets of these accounts were as follows as of the Fund’s fiscal year ended November 30, 2020:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ward Brown	7	$10.3 billion	7	$4.4 billion	6	$2.0 billion
Philipp Burgener	6	$4.4 billion	4	$2.1 billion	1	$38.9 million
David Cole	13	$9.9 billion	7	$5.8 billion	3	$222.3 million
Pilar Bravo-Gomez	5	$3.9 billion	7	$2.9 billion	4	$1.0 billion
Andy Li	5	$3.9 billion	7	$2.9 billion	4	$1.0 billion
Henry Peabody	11	$22.1 billion	7	$3.7 billion	6	$1.2 billion
Robert Persons	18	$34.9 billion	11	$5.1 billion	9	$1.5 billion
Matt Ryan	9	$14.1 billion	8	$4.8 billion	6	$2.0 billion
Michael Skatrud	12	$9.8 billion	7	$1.4 billion	3	$222.3 million
Robert Spector	7	$4.3 billion	11	$5.0 billion	47	$2.5 billion
Erik Weisman	8	$6.4 billion	6	$3.0 billion	3	$873.3 million

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Charter Income Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
12/01/19-12/31/19	0	N/A	0	4,509,419
1/01/20-1/31/20	0	N/A	0	4,509,419
2/01/20-2/28/20	0	N/A	0	4,509,419
3/01/20-3/31/20	566,291	7.02	566,291	3,943,128
4/01/20-4/30/20	212,932	7.50	212,932	3,730,196
5/01/20-5/31/20	0	N/A	0	3,730,196
6/01/20-6/30/20	0	N/A	0	3,730,196
7/01/20-7/31/20	0	N/A	0	3,730,196
8/01/20-8/31/20	0	N/A	0	3,730,196
9/01/20-9/30/20	0	N/A	0	3,730,196
10/1/20-10/31/20	0	N/A	0	4,431,497
11/1/20-11/30/20	0	N/A	0	4,431,497

Total	779,223	7.16	779,223

Note: The Board approved procedures to repurchase shares and reviews the results periodically. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on October 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (October 1 through the following September 30) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (October 1). The aggregate number of shares available for purchase for the October 1, 2020 plan year is 4,431,497.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

During the fiscal year ended November 30, 2020, there were no fees or income related to securities lending activities of the Registrant.

ITEM 13.	EXHIBITS.

(a)	(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

(c)	Registrant’s Rule 30e-3 Notice pursuant to Item 1(b) of Form N-CSR. Attached hereto as EX-99.30e-3Notice.

(d)	Proxy Voting Policies and Procedures pursuant to Item 7 of Form N-CSR. Attached hereto as EX-99.PROXYPOL.

(e)	Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1. Attached hereto as EX-99.19a-1.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS CHARTER INCOME TRUST

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: January 14, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: January 14, 2021

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 14, 2021

*	Print name and title of each signing officer under his or her signature.